UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 699-8125

Date of fiscal year end: May 31

Date of reporting period: June 1, 2020 – November 30, 2020

Item 1. Report to Stockholders.

Stone Harbor

Investment Partners

November 30, 2020

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	19
Stone Harbor High Yield Bond Fund	33
Stone Harbor Local Markets Fund	42
Stone Harbor Emerging Markets Corporate Debt Fund	48
Stone Harbor Investment Grade Fund	53
Stone Harbor Strategic Income Fund	59
Stone Harbor Emerging Markets Debt Allocation Fund	62
Statements of Assets & Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	72
Stone Harbor High Yield Bond Fund	73
Stone Harbor Local Markets Fund	74
Stone Harbor Emerging Markets Corporate Debt Fund	75
Stone Harbor Investment Grade Fund	76
Stone Harbor Strategic Income Fund	77
Stone Harbor Emerging Markets Debt Allocation Fund	78
Notes to Financial Statements	79
Additional Information	98

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

Dear Shareholder,

The six months ending November 30, 2020 was a period of strong positive market returns set against a backdrop of solid economic growth, buoyed by ongoing fiscal and monetary policy support around the globe. While levels of economic activity remained subdued particularly in the service sectors, and fluctuations in the level of pandemic risk have resulted in elevated uncertainty, the direction of travel has been positive.

Following declining growth among the G4 countries at an annualized rate of 35%, the third quarter of 2020 saw an increased growth rate of 43%. Despite this improvement, given prior declines substantial output gaps persist, leading to likely ongoing downward pressure on inflation. In recognition of this, central banks have sought to extend monetary accommodation; most notably the U.S. Federal Reserve (“Fed”) and European Central Bank (“ECB”) extended quantitative easing. Against further indications of improvements in headline U.S. economic data, the Fed announced a policy change and instituted an outcome-based forward rate guidance. The policy shift recasts the 2% inflation target to a long-term average rate rather than a maximum level. Accommodative policy language remains, underscoring the Fed’s commitment to keep rates at zero for an extended period, and to focus on eliminating shortfalls from maximum employment.

As of this writing, conditions remain volatile globally, driven in large part by fluctuations in pandemic experiences. Heading into November, growth expectations started to moderate in the near term as the second wave of COVID continued to impair human and economic conditions; longer-term growth expectations remain bolstered by positive COVID vaccine developments and the beginning of its roll out.

Against this background of stronger growth and central bank accommodation, global government bond yields have remained broadly stable but with some relative differences. Ten-year U.S. Treasury yields ended November at 0.87%, compared with 0.60% at the end of May, whereas in Europe, Bund yields ended the reporting period at 0.57%, a decline of 10 basis points (“bps”) over the six months. Credit markets have performed well over the period. U.S. high yield spreads narrowed some 225 bps, ending November at 348 bps. Investment grade corporate spreads narrowed 70 bps, ending the period at 93 bps. Emerging markets (“EM”) debt spreads performed well, tightening 137 bps, ending the period at 357 bps.

In foreign exchange (“FX”) markets, the U.S. dollar posted some notable declines with the U.S. Dollar Index (“USDX”) falling 6.5%. The Euro posted a strong gain of 9%. EM currencies saw mixed performance with a 10% rally in the Mexican peso at the high end, while the Russian ruble and Turkish lira posted notable declines. However, the latter part of the period saw better performance among EM currencies overall as the U.S. dollar decline broadened, hinting at a transition to EM currencies potentially leading in the rally versus the U.S. dollar.

Looking forward, the near-term outlook remains uncertain, as governments continue to work towards balancing economic activity and health risk. While further restriction on social activity is likely, recent evidence suggests that economies have adapted to the pandemic circumstances, perhaps portending less of a constraint on activity than earlier in 2020. What remains unclear is the full extent of economic scarring caused by the pandemic. While governments have sought to support employment, workers’ temporary unemployment in many cases appears to be shifting to permanent status. While company default rates have moderated after an initial surge, companies will likely endure further challenge, resulting in potentially rising default rates. The extent of the market pricing in the current uncertainty remains elevated compared to pre-pandemic levels, reflected in the CBOE Volatility Index (“VIX”) at over 20%. Though, it is worth noting that during the March/April decline, the VIX soared to 87% from 14% at the end of 2019.

We currently anticipate a synchronized global recovery with significant implications for risk assets. Based on the historical record of large drawdowns and our analysis of credit market dynamics, we believe the COVID-related volatility offers investment opportunities in EM debt, particularly in countries and issues that are poised to benefit from a synchronized global recovery and in credits that may be trending behind in the recovery from the 2020 dislocation.

In the longer term, the outlook is clearly improving with the roll out of vaccines -- although early, it seems probable that additional vaccines will be approved and the delivery rate will be exponential. This is a clear positive. Driven by this vaccine progress, coupled with our expectation of continued monetary policy support, our outlook is meaningfully more positive beyond the next several months.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress through the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

The recovery in global financial markets continued throughout the reporting period following the most disruptive months of the pandemic in March and April, which were marked by an extreme level of market volatility and a dramatic selloff in asset prices. While uncertainties around renewed outbreaks of COVID-19, U.S. presidential election, and progress with coronavirus vaccines tempered the strong rebound experienced across credit markets early in the reporting period, emerging markets debt (“EMD”) held onto gains and was supported by several important factors. Among these were: 1) substantial policy support in developed and emerging markets, 2) low Inflation in most EM countries, allowing central banks to implement rate cuts and bond purchases to combat further downturn, 3) significant relief support from the International Monetary Fund (“IMF”) and other multilateral lenders for lesser developed countries, and 4) sharp increase in oil and commodity prices from depressed levels, positively impacting resource-intensive emerging market countries.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

The JPMorgan EMBI Global Diversified spread over comparable maturity U.S. Treasury securities tightened 137 bps, ending the reporting period at a spread of 378 bps and returning 9.96%. The JPMorgan CEMBI Broad Diversified credit spread tightened 164 bps, ending the period at a spread of 301 bps and returning 8.66%. The JPMorgan GBI-EM Global Diversified returned 7.09% during the period. The recovery of higher yielding assets has outpaced that of investment grade assets, but spread levels remained wider than at peak of 2008/2009 global financial crisis. While EM sovereign spreads, currencies and local interest rates retraced part of their widening from the first quarter this year, we believe the market recovery in many countries remained incomplete at the close of the reporting period.

The pace of inflows into EM bond funds in 2020 has lagged well behind that of funds that invest in either US high yield bonds or U.S. investment grade debt; however, we note that inflow momentum into EM debt funds accelerated in November. According to fund tracking service EPFR Global, US$5.9 billion was allocated to mandates that invest in external EM debt and another US$7.3 billion into local currency EM bonds. In addition, November brought more certainty to the outlook for U.S. political leadership and announcements of significant progress on the production and efficacy of vaccines, which shortened the probable timeline for ending the pandemic.

Demand for yield, combined with EM fundamentals, we believe, will continue to be drivers of inflows into the asset class. The U.S. Federal Reserve’s policy shift in August to target average inflation levels and allow for low levels of unemployment, implies that policy interest rates will remain low for an extended period of time. In this environment, EM bonds provide an attractive source of yield, in our view.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 6-month period ended November 30, 2020 was 13.94% (net of expenses) and 14.31% (gross of expenses). This performance compares to a benchmark return of 9.96% for the JPMorgan EMBI Global Diversified Index.

The Fund outperformed its benchmark as a result of both country selection and issue selection. Off-benchmark exposure in hard currency corporate bonds, particularly in Brazil, Colombia, Mexico, Saudi Arabia, and Ukraine also enhanced performance. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, as were miscellaneous differences that represent pricing differences, among other factors.

The top positive contributors to relative outperformance were overweights in Angola and Ecuador, and underweights in China, Philippines, and Russia. The rebound in the price of oil had a positive impact on commodity exporters, including Angola. During the second quarter, the agreement in principle on a three-year moratorium on payments of interest and amortizations of US$21.7 billion in debt owed to China further supported Angolan bonds. Ecuador benefitted from optimism over potentially higher recovery values post-restructuring and bond prices increased sharply ahead of the country’s debt exchange that settled at the end of August. In China and Russia, our underweights were based on the view that valuations were expensive relative to their rating peers. As investment grade debt with limited spread cushion against rising U.S. Treasury yields underperformed the broader market, particularly in August, the underweight in Philippines enhanced performance. Other positive contributors to outperformance included overweight in El Salvador; underweights in Peru and India; and issue selection in Argentina, Mexico, Kazakhstan, Romania, Saudi Arabia, and Indonesia.

The top detractors from relative returns included an overweight in Argentina and issue selection in Angola. While Argentina bond prices gained in anticipation of the country’s debt exchange that was completed in early September, bonds underperformed in October as foreign exchange reserve losses accelerated. Declines in dollar deposits in the financial system were important drivers of the drop in reserves as many Argentines sought to dollarize their assets. Offsetting some of the negative attribution were the Fund’s holdings in Euro-denominated issues, which outperformed similar dollar-denominated securities. An off-benchmark position in Angola floating rate debt underperformed fixed coupon benchmark securities.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $358 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $10.4 million and $3.5 million in unrealized appreciation for a decrease in operations of $6.9 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 6-month period ended November 30, 2020 was 7.07% (net of expenses) and 7.57% (gross of expenses). This performance compares to a benchmark return of 7.09% for the JPMorgan GBI-EM Global Diversified.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

The Fund outperformed its benchmark as a result of both FX and duration positioning, as well as issue selection. Off-benchmark exposure in select U.S.-dollar denominated debt also enhanced performance. Miscellaneous differences that represent pricing differences, among other factors were negative.

In terms of total management, the top contributors to relative performance included Mexico (FX and duration overweight, issue selection, and off-benchmark external sovereign debt), South Africa (FX overweight, issue selection), and Turkey (FX and duration underweights). In Mexico, a duration overweight and exposure to Pemex, Mexico’s state-owned oil company, outperformed, benefiting from higher oil prices. We added exposure over the second quarter, including positions in hard currency Pemex bonds, which were trading at distressed levels relative to Mexican sovereign debt. The peso appreciated sharply in July and August, in line with the depreciation of the U.S. dollar. In South Africa, institutional investor demand and medium-term fiscal consolidation were supportive, and the rand appreciated after having been one of the weakest currencies during the height of the pandemic. The underweight exposure in Turkey enhanced excess returns as the Turkey lira remained under pressure especially during the latter part of the reporting period, forcing the country’s central bank to hike its policy rate by 675 basis points to 15%. The move toward more conventional monetary policy was offset by an escalation in geopolitical concerns over an outbreak in tensions between Armenia and Azerbaijan, threatening a proxy war between Russia (Armenia) and Turkey (Azerbaijan), which represented opposite sides of the conflict.

Top detractors from relative returns were China (FX underweight, duration overweight), Russia (FX and duration overweight, issue selection), and issue selection in Indonesia. China’s reminbi outperformed as the economy recovered from the pandemic-driven downturn in March. We note that inflows from index-tracking investors due to the increase of the country’s weight in widely followed benchmarks were also supportive of the reminbi. Domestic bond yields in China edged higher, counter to the trend in the broader market, as China’s central bank maintained its policy rate despite limited inflation pressure. The Fund’s positioning in Russia underperformed. Several factors weighed against Russian asset prices, including the country’s support for Armenia in geopolitical conflict with Azerbaijan and the poisoning of Russian opposition leader Alexei Navalny in August. In addition, growing market expectations of a Democratic sweep in the U.S. elections raised the probability of harsher sanction treatment of Russia by a new U.S. administration.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net notional exposure to these derivatives of approximately $219 thousand. Over the course of the reporting period, these derivative positions generated a net realized gain of approximately $637 thousand and $384 thousand in unrealized appreciation, for an increase in operations of $1 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 6-month period ended November 30, 2020 was 14.31% (net of expenses) and 14.82% (gross of expenses). This performance compares to a benchmark return of 8.66% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities tightened by 164 bps, ending the period at 301 bps. The high yield sub-sector outperformed, returning 11.39%, while the investment grade sub-sector returned 6.74%. In terms of performance by regions, Africa and Latin America outperformed.

The Fund outperformed its benchmark due to issue selection decisions and country exposures. Overweight exposures in Argentina, Brazil, Colombia, Mexico, Ukraine, Zambia, and Vietnam, as well as underweight exposures in China, Hong Kong, and South Korea enhanced performance during the reporting period. Argentinian assets were supported by two main factors throughout much of the reporting period: 1) Argentina continued to make progress toward a comprehensive sovereign restructuring, suggesting more clarity on regulatory regimes and the ability of corporates to refinance debt, and 2) higher oil prices boosted levels of the YPF bond curve, which is the largest component of the Argentinian bond constituency. In Ukraine, progress continued on reforms mandated under their IMF program, which provided support to corporate bonds. Later in the reporting period, the stabilization of commodity prices provided support to producers, particularly in the third quarter. Higher oil prices enabled select oil and gas exploration and production companies, such as Geopark (Colombia) to stabilize cash flows and contemplate restarting production. In addition, bonds from countries with a high dependence on oil production, including Saudi Arabia, the UAE and Colombia, outperformed the index. The recovery in prices of metals, including copper and iron ore, supported the outperformance of bonds of producers such as Southern Copper (Mexico), Metinvest (Ukraine) and First Quantum (Zambia/Panama). The prospect of improving growth, especially in Asia, further drove prices higher for bonds of the Brazilian paper producers.

Positive issue selection in Brazil, Colombia, Mexico, Peru, Saudi Arabia, South Africa, UAE, China, Hong Kong, and India contributed to relative returns.

From an industry perspective, overweights and issue selection in airlines, exploration & production, and metals/mining/steel contributed most to relative performance. These were industries that suffered the steepest decline during the initial phase of the COVID-19 pandemic and as oil prices dropped dramatically in the first quarter, but then rallied significantly as the economy began to reopen and restrictions eased. Issue selection in electric, as well as an underweight exposure and issue selection in financial/lease contributed positively to excess returns.

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

Attribution from credit rating was also positive, with overweights and issue selection in non-investment grade credits (BB, B, and CCC-rated), and underweights in investment grade credits (A and BBB-rated) contributing to excess returns.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The total return of the Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) for the 6-month period ended November 30, 2020 was 10.92% (net of direct and indirect expenses) and 11.35% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 8.53%.

The Fund outperformed its benchmark primarily as a result of country selection and issue selection in external sovereign debt, but local currency debt allocation, as well as off-benchmark exposure in hard currency corporate bonds also enhanced excess returns. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, as were miscellaneous differences that represent pricing differences, among other factors.

Asset allocation decisions contributed positively to relative performance. At the start of the reporting period, the Fund’s asset allocation favored hard currency assets given the persistent price dislocation in many countries’ sovereign bond markets. Following second quarter’s strong performance, we began reducing exposure to U.S. dollar-denominated sovereign assets, replacing them with high-quality corporate credits with relative value compared to sovereign debt, as well as local currency debt.

In August and early September, we added to the Fund’s exposure in local currency debt and maintained this overweight through the end of the reporting period. These moves reflect our base case view that yields in several EM local bond markets remain attractive in the current environment of low inflation that allows EM central banks to lower policy interest rates.

In hard currency sovereign debt, the top positive contributors to relative outperformance were overweights in Angola and Ecuador, and underweights in China, Philippines, and Russia. The rebound in the price of oil had a positive impact on commodity exporters, including Angola. During the second quarter, the agreement in principle on a three-year moratorium on payments of interest and amortizations of US$21.7 billion in debt owed to China further supported Angolan bonds. Ecuador benefitted from optimism over potentially higher recovery values post-restructuring and bond prices increased sharply ahead of the country’s debt exchange that settled at the end of August. In Russia and China, our underweights were based on the view that valuations were expensive relative to their rating peers. As investment grade debt with limited spread cushion against rising U.S. Treasury yields underperformed the broader market, particularly in August, the underweight in Philippines enhanced performance. Other positive contributors to outperformance included overweight in El Salvador; underweights in Peru and India; and issue selection in Argentina, Ecuador, Mexico, Kazakhstan, Romania, Saudi Arabia, and Indonesia.

In local currency debt, the top contributors to relative performance included overweight exposures in Mexico and South Africa, and an underweight exposure in Turkey. In Mexico, a duration overweight and exposure to Pemex, Mexico’s state-owned oil company, outperformed, benefiting from higher oil prices. We added exposure over the second quarter, including positions in hard currency Pemex bonds, which were trading at distressed levels relative to Mexico sovereign debt. The peso appreciated sharply in July and August, in line with the depreciation of the US dollar. In South Africa, institutional investor demand and medium-term fiscal consolidation were supportive, and the rand appreciated after having been one of the weakest currencies during the height of the pandemic. Yield compression in off-benchmark short-dated ESKOM hard currency credit exposure also enhanced performance. The underweight exposure in Turkey enhanced excess returns as the Turkey lira remained under pressure especially during the latter part of the reporting, forcing the country’s central bank to hike its policy rate by 675bps to 15%. The move toward more conventional monetary policy was offset by an escalation in geopolitical concerns over an outbreak in tensions between Armenia and Azerbaijan, threatening a proxy war between Russia (Armenia) and Turkey (Azerbaijan), which represented opposite sides of the conflict.

Off-benchmark exposures to U.S. dollar-denominated corporate debt, particularly in Brazil, Colombia, Mexico, and Ukraine, also contributed positively to performance.

Top detractors from relative returns in external sovereign debt included an overweight in Argentina and issue selection in Angola. While Argentinian bond prices gained in anticipation of the country’s debt exchange that was completed in early September, bonds underperformed in October as foreign exchange reserve losses accelerated. Declines in dollar deposits in the financial system were important drivers of the drop in reserves as many Argentines sought to dollarize their assets. Offsetting some of the negative attribution were the Fund’s holdings in Euro-denominated issues, which outperformed similar dollar-denominated securities. An off-benchmark position in Angola floating rate debt underperformed fixed coupon benchmark securities.

In local currency debt, the top detractors from relative returns were an underweight exposure in China and an overweight exposure in Russia, and issue selection in Indonesia and Turkey. China’s reminbi outperformed as the economy recovered from the pandemic-driven downturn in March. We note that inflows from index-tracking investors due to the increase of the country’s weight in widely followed benchmarks were also supportive of the reminbi. Domestic bond yields in Chjina edged higher, counter to the trend in the broader market, as China’s central bank maintained its policy rate despite limited inflation pressure. The Fund’s positioning in Russia underperformed. Several factors weighed against Russian asset prices including the country’s support for Armenia in geopolitical conflict with Azerbaijan and the poisoning of Russian opposition leader Alexei Navalny in August. In addition, growing market expectations of a Democratic sweep in the U.S. elections raised the probability of harsher sanction treatment of Russia by a new U.S. administration.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net notional exposure to these derivatives of approximately $4 thousand to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized gain of $12 thousand and $11 thousand in unrealized depreciation, for an increase in operations of approximately $1 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The total return of the Stone Harbor High Yield Bond Fund (the “Fund”) for the 6-month period ended November 30, 2020 was 9.50% (net of expenses) and 9.83% (gross of expenses). This compares to a benchmark return of 10.42% for the ICE BofAML US High Yield Constrained Index.

The high yield market posted strong gains in the first half of the reporting period as strong fiscal and monetary support spurred a quicker than expected rebound from March’s lows, resulting in the economy and corporate profits outperforming expectations. Additionally, optimism for a vaccine and strong retail inflows contributed to the market recovery. In the second half of the reporting period, the market fluctuated as positive events and sentiment mixed with rising virus cases, renewed lockdown restrictions, the absence of additional fiscal stimulus, and a heavy primary calendar as companies sought to boost liquidity or refinance to lower rates. After the U.S. elections in early November, the market resumed its strong recovery as election uncertainty gave way to divided government and positive vaccine news. Lower quality bonds outperformed during the period as bonds that had suffered the steepest decline earlier in 2020 rallied significantly among economic recovery and easing restrictions. The recovery in commodity prices caused energy credits to outperform, and the global economic recovery contributed to a rebound in transportation and leisure-related industries.

While the Fund’s performance was positive, slightly more defensive positioning in certain industries caused underperformance relative to the benchmark due to negative issue and industry selection. Negative security selection decisions in retail and food slightly offset positive contributions from security selection in aerospace and leisure. Aerospace benefitted from an overweight to Bombardier, which announced an agreement to divest one of its business units to repay debt, while an overweight position in cruise lines contributed positively in leisure. Among industry selection decisions, underweights to financials and metals/mining and an overweight in building products detracted the most from performance. This performance was partially offset by an overweight in aerospace and an underweight in refining. From a credit quality perspective, an underweight in CCC-rated bonds and issue selection in BB-rated bonds impaired results. Some of the negative attribution was offset by issue selection in B-rated bonds.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the 6-month period ending November 30, 2020 was 4.09% (net of expenses) and 4.35% (gross of expenses). This performance compares to a benchmark return of 1.79% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s performance was positively impacted during the period by the broad-based recovery in credit spreads post the COVID-19 panic in March 2020. Over the 6-month period, U.S. Treasury rates moved higher from very low levels, although the relative impact to the Fund was minimal. The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries positively impacted performance as credit spreads compressed. Within the corporate bond allocation, industry overweights to energy, consumer services and banking were the top positive contributors. Security selection was also strong over the period, accounting for approximately half of the Fund’s relative outperformance.

Despite ongoing impact of the COVID-19 virus, an environment of solid economic growth with strong market returns was supported by fiscal and monetary policy backing. Global government bond yields have remained mostly stable through the six months, with U.S. ten-year yields at the end of November at 0.87%, somewhat elevated from 0.60% at the end of our last reporting period, in May 2020. Credit markets have fared well over the period. U.S. high yield spreads narrowed some 225 bps ending November at 348 bps. Investment grade corporate spreads narrowed 70 bps, ending the period at 93 bps.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

6	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2020 (Unaudited)

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 6-month period ended November 30, 2020 was 7.92% (net of direct and indirect expenses) and 8.27% (gross of direct and indirect expenses). This performance compares to a benchmark return of 6.15% for the Bloomberg Barclays Global Credit Index (Hedged USD). The Fund outperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. The Fund’s duration positioning (short relative to the benchmark) generated a positive contribution during the period as developed market government rates moved higher post the start of the COVID-19 panic in March 2020. With the Fund’s asset class allocations generally in line with the benchmark, contributions to overall performance from asset allocation were relatively insignificant. Within individual portfolio sectors, the Fund experienced outperformance in all major market segments with the exception of U.S. high yield corporates. Within investment grade, an overweight to corporate bonds led to outperformance. In EM hard currency debt, country overweights to Angola and Ecuador generated the largest positive contributions. Within EM corporate debt exposure, to Brazilian issuers was the largest single positive contributor. For the EM local currency debt sector, both the foreign exchange and duration components provided relative outperformance.

Despite ongoing impact of the COVID-19 virus, an environment of solid economic growth with strong market returns was supported by fiscal and monetary policy backing. Global government bond yields have remained mostly stable through the six months, with U.S. ten-year yields at the end of November at 0.87%, somewhat elevated from 0.60% at the end of our last reporting period, in May 2020. Credit markets have fared well over the period. U.S. high yield spreads narrowed some 225 bps ending November at 412 bps. Investment grade corporate spreads narrowed 70 bps, ending the period at 104 bps.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $327 thousand. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $116 thousand and $36 thousand in unrealized depreciation for a decrease in operations of $152 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Peter J. Wilby, CFA

President

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2020 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2020 and held until November 30, 2020.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	13.94%	$1,000.00	$1,139.40	0.74%	$3.97
STONE HARBOR HIGH YIELD BOND FUND	9.50	1,000.00	1,095.00	0.67	3.52
STONE HARBOR LOCAL MARKETS FUND	7.07	1,000.00	1,070.70	1.00	5.19
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	14.31	1,000.00	1,143.10	1.02	5.53
STONE HARBOR INVESTMENT GRADE FUND	4.09	1,000.00	1,040.90	0.51	2.61
STONE HARBOR STRATEGIC INCOME FUND	7.92	1,000.00	1,079.20	0.06(3)	0.31
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	10.92	1,000.00	1,109.20	0.01(3)	0.05

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.36	0.74%	$3.75
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.71	0.67	3.40
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.05	1.00	5.06
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.90	1.02	5.22
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.51	0.51	2.59
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.77	0.06(3)	0.30
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,025.02	0.01(3)	0.05

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.
(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2020 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Mexico	8.19%
Indonesia	4.74%
Saudi Arabia	4.43%
Russia	4.21%
Brazil	3.89%
Colombia	3.80%
Qatar	3.63%
Argentina	3.44%
Turkey	3.22%
United Arab Emirates	3.22%
Panama	2.81%
Ghana	2.79%
Malaysia	2.66%
Egypt	2.54%
South Africa	2.50%
Ukraine	2.37%
Kazakhstan	2.36%
Angola	2.33%
Chile	2.25%
Romania	2.23%
Oman	2.19%
El Salvador	2.10%
Peru	2.08%
Dominican Republic	1.94%
Nigeria	1.61%
Bahrain	1.48%
Belarus	1.47%
Uruguay	1.32%
Ecuador	1.24%
Sri Lanka	1.24%
Papua New Guinea	0.91%
Kenya	0.80%
Mozambique	0.79%
Jordan	0.77%
Guatemala	0.73%
Iraq	0.72%
Tunisia	0.68%
Pakistan	0.66%
China	0.61%
Benin	0.56%
Ivory Coast	0.55%
Costa Rica	0.54%
Trinidad & Tobago	0.49%
Cameroon	0.47%
Ethiopia	0.47%
Venezuela	0.44%
Israel	0.43%
Macau	0.42%
Zambia	0.40%
Lebanon	0.37%
Gabon	0.29%
Honduras	0.26%
Cayman Islands	0.25%
Vietnam	0.22%
India	0.10%
Netherlands	0.10%
Total	97.31%
Short Term Investments	1.02%
Other Assets in Excess of Liabilities	1.67%
Total Net Assets	100.00%
STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
Mexico	12.06%
Indonesia	11.19%
China	10.42%
South Africa	9.92%
Russia	8.94%
Colombia	6.80%
Brazil	6.67%
Poland	4.77%
Malaysia	3.67%
Romania	2.94%
Thailand	2.70%
Peru	2.36%
Czech Republic	2.29%
Turkey	2.02%
Chile	1.84%
Egypt	0.97%
Uruguay	0.57%
Kazakhstan	0.15%
Total	90.28%
Short Term Investments	1.78%
Other Assets in Excess of Liabilities	7.94%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2020 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Exploration & Production	9.33%
Media Cable	7.89%
Healthcare	7.30%
Gas Pipelines	6.38%
Automotive	6.30%
Media Other	5.94%
Building Products	4.72%
Gaming	4.47%
Food and Beverage	4.30%
Aerospace/Defense	2.87%
Chemicals	2.86%
Pharmaceuticals	2.67%
Services Other	2.52%
Wireless	2.39%
Electric	2.31%
Industrial Other	2.19%
Wirelines	2.01%
Home Builders	1.85%
Satellite	1.73%
Technology	1.59%
Containers/Packaging	1.57%
Property & Casualty Insurance	1.41%
Metals/Mining/Steel	1.24%
Financial Other	1.23%
Drillers/Services	1.18%
Leisure	1.07%
Airlines	1.03%
Non Captive Finance	1.03%
Lodging	1.00%
Retail Food/Drug	0.94%
Environmental Services	0.88%
Life	0.86%
Consumer Products	0.67%
Textile/Apparel	0.66%
Restaurants	0.52%
Diversified Manufacturing	0.14%
Transportation Non Air/Rail	0.00%*
Total	97.05%
Short Term Investments	2.94%
Other Assets in Excess of Liabilities	0.01%
Total Net Assets	100.00%

*	Amount represents less than 0.005% of net assets.
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Industry Breakdown	%
Exploration & Production	16.41%
Electric	14.70%
Metals/Mining/Steel	9.65%
Banking	8.54%
Wireless	7.55%
Gas Pipelines	4.69%
Financial Other	4.11%
Wirelines	3.51%
Real Estate Investment Trust (REITs)	3.35%
Food And Beverage	2.93%
Industrial Other	2.79%
Airlines	2.68%
Pharmaceuticals	2.63%
Gas Distributors	2.45%
Utility Non Electric/Gas	1.97%
Gaming	1.67%
Media Cable	1.62%
Paper/Forest Products	1.32%
Technology	1.31%
Refining	0.79%
Retail Non Food/Drug	0.75%
Building Products	0.59%
Railroads	0.53%
Transportation Non Air/Rail	0.43%
Chemicals	0.19%
Total	97.16%
Short Term Investments	1.50%
Other Assets in Excess of Liabilities	1.34%
Total Net Assets	100.00%

10	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2020 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	%
Government Entity	39.74%
Banking	11.95%
Electric	4.06%
Financial Other	3.66%
Exploration & Production	2.91%
Gas Pipelines	2.56%
Real Estate Investment Trust (REITs)	2.13%
Technology	1.92%
Services Other	1.89%
Wireless	1.54%
Automotive	1.20%
Wirelines	1.11%
Chemicals	1.06%
Gas Distributors	1.06%
Refining	0.96%
Retail Non Food/Drug	0.95%
Non Corporate	0.92%
Media Cable	0.88%
Healthcare	0.88%
Restaurants	0.58%
Transportation Non Air/Rail	0.57%
Building Products	0.56%
Diversified Manufacturing	0.51%
Metals/Mining/Steel	0.51%
Pharmaceuticals	0.51%
Industrial Other	0.47%
Non Captive Finance	0.47%
Environmental Services	0.45%
Food And Beverage	0.45%
Property & Casualty Insurance	0.45%
Media Other	0.27%
Lodging	0.26%
Aerospace/Defense	0.23%
Consumer Products	0.23%
Total	87.90%
Short Term Investments	10.28%
Other Assets in Excess of Liabilities	1.82%
Total Net Assets	100.00%
STONE HARBOR STRATEGIC INCOME FUND
Underlying Fund Breakdown	%
Stone Harbor Investment Grade Fund	36.04%
Stone Harbor High Yield Bond Fund	31.06%
Stone Harbor Emerging Markets Debt Fund	23.04%
Stone Harbor Emerging Markets Corporate Debt Fund	5.16%
Stone Harbor Local Markets Fund	2.52%
Short Term Investments	0.66%
Other Assets in Excess of Liabilities	1.52%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Underlying Fund Breakdown	%
Stone Harbor Local Markets Fund	50.12%
Stone Harbor Emerging Markets Debt Fund	49.49%
Short Term Investments	0.15%
Other Assets in Excess of Liabilities	0.24%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	13.94%	7.31%	3.57%	6.37%	4.94%	6.57%
JPMorgan EMBI Global Diversified Index	9.96%	5.38%	4.65%	6.38%	5.97%	7.04%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	9.50%	7.26%	5.17%	6.08%	5.64%	6.10%
ICE BofAML US High Yield Constrained Index	10.42%	6.26%	5.29%	7.44%	6.60%	7.36%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Local Markets Fund	7.07%	2.64%	0.81%	4.16%	-0.14%	0.58%
JPMorgan GBI-EM Global Diversified Index	7.09%	3.35%	2.52%	5.52%	1.46%	2.20%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

14	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	14.31%	6.02%	4.54%	6.16%	4.16%
JPMorgan CEMBI Broad Diversified Index	8.66%	6.61%	5.61%	6.55%	5.52%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Investment Grade Fund	4.09%	7.45%	5.01%	4.21%	3.87%
Bloomberg Barclays U.S. Aggregate Index	1.79%	7.28%	5.45%	4.34%	4.06%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

16	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Strategic Income Fund	7.92%	3.86%	3.00%	4.16%	3.51%
Bloomberg Barclays Global Credit Index (Hedged USD)	6.15%	7.28%	6.05%	5.97%	5.33%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	10.92%	5.45%	2.32%	5.22%	2.25%
JPMorgan EMBI Global Diversified Index	9.96%	5.38%	4.65%	6.38%	5.36%
JPMorgan GBI-EM Global Diversified Index	7.09%	3.35%	2.52%	5.52%	0.89%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	8.53%	4.41%	3.65%	6.02%	3.17%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

18	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 67.15%
Angola - 2.33%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	19,028,308	$17,125,477	(1)
	USD	6M US L + 4.50%	12/07/23	6,069,000	5,431,755	(1)
	USD	6.93%	02/19/27	7,196,429	5,930,411
					28,487,643

Argentina - 3.34%
Republic of Argentina:
	USD	1.00%	07/09/29	408,132	175,088
	USD	0.13%	07/09/30	78,226,980	30,704,090	(2)
	USD	0.13%	01/09/38	3,904,419	1,557,497	(2)
	USD	0.13%	07/09/46	23,287,974	8,325,451	(2)
					40,762,126

Bahrain - 1.03%
Kingdom of Bahrain:
	USD	5.63%	09/30/31	2,458,000	2,575,907	(3)
	USD	5.45%	09/16/32	6,759,000	7,029,360	(3)
	USD	6.00%	09/19/44	2,968,000	3,024,114	(4)
					12,629,381

Belarus - 1.47%
Development Bank Belarus	USD	6.75%	05/02/24	3,089,000	3,090,931	(4)
Republic of Belarus:
	USD	5.88%	02/24/26	2,260,000	2,288,250	(4)
	USD	7.63%	06/29/27	275,000	296,012	(3)
	USD	7.63%	06/29/27	8,734,000	9,401,332	(4)
	USD	6.20%	02/28/30	2,866,000	2,888,390	(4)
					17,964,915

Benin - 0.56%
Republic of Benin	EUR	5.75%	03/26/26	5,526,000	6,873,882	(3)

Brazil - 2.08%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	1,713,000	2,038,470
	USD	4.63%	01/13/28	5,626,000	6,265,079
	USD	5.00%	01/27/45	2,770,000	3,064,312
	USD	5.63%	02/21/47	2,414,000	2,847,011
State of Minas Gerais:
	USD	5.33%	02/15/28	1,480,800	1,585,382	(3)
	USD	5.33%	02/15/28	8,990,400	9,625,347	(4)
					25,425,601

Cameroon - 0.47%
Republic of Cameroon:
	USD	9.50%	11/19/25	3,938,000	4,301,034	(3)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon (continued)
Republic of Cameroon: (continued)
	USD	9.50%	11/19/25	1,354,000	$1,478,822	(4)
					5,779,856

Colombia - 3.25%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,290,902
	USD	3.88%	04/25/27	15,292,000	16,790,616
	USD	3.00%	01/30/30	4,862,000	5,051,162
	USD	3.13%	04/15/31	2,220,000	2,332,665
	USD	6.13%	01/18/41	3,215,000	4,259,373
	USD	5.00%	06/15/45	4,116,000	4,961,838
	USD	5.20%	05/15/49	2,392,000	3,000,764
					39,687,320

Costa Rica - 0.54%
Costa Rica Government:
	USD	5.63%	04/30/43	195,000	155,299	(3)
	USD	7.16%	03/12/45	1,102,000	964,767	(3)
	USD	7.16%	03/12/45	6,300,000	5,515,453	(4)
					6,635,519

Dominican Republic - 1.94%
Dominican Republic:
	USD	7.50%	05/06/21	2,114,667	2,170,177	(4)
	USD	6.60%	01/28/24	1,632,000	1,813,815	(4)
	USD	5.88%	04/18/24	2,537,000	2,713,797	(3)
	USD	6.50%	02/15/48	5,315,000	5,986,849	(4)
	USD	5.88%	01/30/60	10,540,000	11,020,887	(3)
					23,705,525

Ecuador - 1.24%
Republic of Ecuador:
	USD	0.50%	07/31/30	9,314,738	5,949,789	(2)(3)
	USD	0.00%	07/31/30	5,211,766	2,332,265	(3)(5)
	USD	0.50%	07/31/35	12,416,323	6,821,217	(2)(3)
					15,103,271

Egypt - 2.54%
Republic of Egypt:
	USD	5.88%	06/11/25	936,000	991,429	(3)
	USD	5.25%	10/06/25	1,451,000	1,490,903	(3)
	EUR	4.75%	04/16/26	2,252,000	2,714,415	(3)
	EUR	5.63%	04/16/30	550,000	661,704	(4)
	EUR	6.38%	04/11/31	1,115,000	1,366,809	(4)
	USD	7.05%	01/15/32	1,753,000	1,861,467	(3)
	USD	8.50%	01/31/47	4,156,000	4,511,208	(4)
	USD	7.90%	02/21/48	2,099,000	2,176,401	(4)
	USD	8.70%	03/01/49	1,115,000	1,228,242	(3)
	USD	8.88%	05/29/50	9,964,000	11,122,315	(3)

See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	8.15%	11/20/59	2,749,000	$2,873,134	(3)
					30,998,027

El Salvador - 2.10%
Republic of El Salvador:
	USD	7.75%	01/24/23	2,173,000	2,079,968	(4)
	USD	5.88%	01/30/25	218,000	196,234	(4)
	USD	6.38%	01/18/27	3,675,000	3,266,156	(4)
	USD	8.63%	02/28/29	2,198,000	2,066,807	(4)
	USD	8.25%	04/10/32	867,000	794,931	(3)
	USD	8.25%	04/10/32	12,498,000	11,459,104	(4)
	USD	7.65%	06/15/35	820,000	722,241	(4)
	USD	7.63%	02/01/41	296,000	255,948	(3)
	USD	7.63%	02/01/41	4,341,000	3,753,608	(4)
	USD	7.13%	01/20/50	1,237,000	1,038,500	(4)
					25,633,497

Ethiopia - 0.47%
Republic of Ethiopia	USD	6.63%	12/11/24	5,820,000	5,749,069	(3)

Gabon - 0.29%
Republic of Gabon	USD	6.38%	12/12/24	3,470,000	3,503,073	(4)

Ghana - 2.40%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,329,310	(4)
	USD	6.38%	02/11/27	4,276,000	4,310,743	(3)
	USD	7.88%	03/26/27	4,943,000	5,200,963	(3)
	USD	7.63%	05/16/29	690,000	707,142	(3)
	USD	7.63%	05/16/29	1,268,000	1,299,502	(4)
	USD	8.63%	06/16/49	2,077,000	2,034,486	(3)
	USD	8.63%	06/16/49	600,000	587,719	(4)
	USD	8.95%	03/26/51	9,613,000	9,593,474	(3)
	USD	8.95%	03/26/51	2,200,000	2,195,531	(4)
	USD	8.75%	03/11/61	2,123,000	2,091,818	(3)
					29,350,688

Guatemala - 0.73%
Republic of Guatemala:
	USD	4.50%	05/03/26	400,000	437,937	(4)
	USD	4.38%	06/05/27	3,000,000	3,303,750	(4)
	USD	6.13%	06/01/50	3,986,000	5,109,554	(4)
					8,851,241

Honduras - 0.26%
Honduras Government	USD	5.63%	06/24/30	2,825,000	3,185,188	(3)

Indonesia - 1.35%
Perusahaan Penerbit Sbsn	USD	2.30%	06/23/25	1,125,000	1,177,031	(3)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia:
	USD	2.85%	02/14/30	5,514,000	$5,996,475
	USD	8.50%	10/12/35	2,547,000	4,188,621	(4)
	USD	5.25%	01/17/42	1,380,000	1,808,878	(4)
	USD	6.75%	01/15/44	948,000	1,478,140	(4)
	USD	5.13%	01/15/45	670,000	878,119	(4)
	USD	5.25%	01/08/47	664,000	898,786	(3)
					16,426,050

Ivory Coast - 0.55%
Ivory Coast Government:
	EUR	5.25%	03/22/30	1,720,000	2,161,015	(4)
	EUR	5.88%	10/17/31	1,489,000	1,915,189	(4)
	EUR	6.88%	10/17/40	1,965,000	2,577,974	(4)
					6,654,178

Jordan - 0.77%
Kingdom of Jordan:
	USD	5.85%	07/07/30	5,738,000	6,154,005	(3)
	USD	7.38%	10/10/47	531,000	592,480	(3)
	USD	7.38%	10/10/47	2,325,000	2,594,191	(4)
					9,340,676

Kenya - 0.80%
Republic of Kenya:
	USD	6.88%	06/24/24	1,375,000	1,492,520	(3)
	USD	7.00%	05/22/27	1,055,000	1,147,972	(3)
	USD	7.25%	02/28/28	1,510,000	1,660,292	(4)
	USD	8.25%	02/28/48	2,861,000	3,212,814	(3)
	USD	8.25%	02/28/48	1,980,000	2,223,478	(4)
					9,737,076

Lebanon - 0.37%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	783,405	(4)(6)
	USD	6.00%	01/27/23	3,176,000	428,760	(6)
	USD	6.40%	05/26/23	1,400,000	189,000	(6)
	USD	6.65%	04/22/24	4,700,000	634,500	(6)
	USD	6.60%	11/27/26	4,525,000	610,875	(6)
	USD	6.65%	02/26/30	4,400,000	594,000	(6)
	USD	8.20%	05/17/33	9,575,000	1,316,563	(6)
					4,557,103

Malaysia - 2.12%
1mdb Global Investments	USD	4.40%	03/09/23	25,700,000	25,892,750	(4)

Mexico - 2.16%
United Mexican States:
	USD	4.75%	04/27/32	12,951,000	15,332,769
	USD	6.05%	01/11/40	3,354,000	4,401,601
	USD	4.75%	03/08/44	2,446,000	2,825,130

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
United Mexican States: (continued)
	USD	3.77%	05/24/61	3,840,000	$3,833,280
					26,392,780

Mozambique - 0.79%
Republic of Mozambique	USD	5.00%	09/15/31	11,017,000	9,705,288	(2)(3)

Nigeria - 1.52%
Republic of Nigeria:
	USD	6.50%	11/28/27	5,800,000	6,109,937	(3)
	USD	7.88%	02/16/32	6,793,000	7,324,764	(3)
	USD	7.70%	02/23/38	1,880,000	1,954,025	(3)
	USD	7.70%	02/23/38	3,012,000	3,130,598	(4)
					18,519,324

Oman - 2.19%
Oman Government:
	USD	4.88%	02/01/25	1,158,000	1,157,638	(3)
	USD	7.38%	10/28/32	13,587,000	14,283,334	(3)
	USD	6.50%	03/08/47	5,248,000	4,809,300	(3)
	USD	6.75%	01/17/48	1,674,000	1,554,204	(3)
	USD	6.75%	01/17/48	5,267,000	4,890,080	(4)
					26,694,556

Pakistan - 0.66%
Republic of Pakistan:
	USD	6.88%	12/05/27	4,041,000	4,173,595	(4)
	USD	6.88%	12/05/27	1,443,000	1,490,348	(3)
	USD	7.88%	03/31/36	473,000	487,486	(4)
Third Pkstan Intl Sukuk	USD	5.50%	10/13/21	1,915,000	1,942,229	(4)
					8,093,658

Panama - 1.51%
Republic of Panama:
	USD	4.00%	09/22/24	2,040,000	2,239,218
	USD	9.38%	04/01/29	4,988,000	7,701,784
	USD	2.25%	09/29/32	1,237,000	1,260,503
	USD	4.50%	04/16/50	146,000	185,306
	USD	4.50%	04/01/56	1,778,000	2,260,727
	USD	3.87%	07/23/60	4,130,000	4,819,839
					18,467,377

Papua New Guinea - 0.91%
Papua New Guinea Government:
	USD	8.38%	10/04/28	8,972,000	9,138,824	(3)
	USD	8.38%	10/04/28	1,883,000	1,918,012	(4)
					11,056,836

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru - 0.02%
Republic of Peru	USD	6.55%	03/14/37	155,000	$231,168

Qatar - 3.63%
State of Qatar:
	USD	4.00%	03/14/29	6,356,000	7,531,860	(3)
	USD	4.00%	03/14/29	12,972,000	15,371,820	(4)
	USD	5.75%	01/20/42	1,798,000	2,708,519	(3)
	USD	5.10%	04/23/48	5,802,000	8,313,178	(3)
	USD	4.82%	03/14/49	3,222,000	4,468,008	(3)
	USD	4.40%	04/16/50	2,635,000	3,489,728	(3)
	USD	4.40%	04/16/50	1,824,000	2,415,660	(4)
					44,298,773

Romania - 2.23%
Republic of Romania:
	EUR	3.88%	10/29/35	2,607,000	3,779,323	(4)
	EUR	4.13%	03/11/39	4,085,000	5,973,727
	EUR	2.63%	12/02/40	1,419,000	1,709,577	(3)
	EUR	4.63%	04/03/49	2,143,000	3,353,510	(4)
	EUR	4.63%	04/03/49	2,817,000	4,408,231	(3)
	EUR	3.38%	01/28/50	3,406,000	4,515,465	(3)
	USD	4.00%	02/14/51	3,198,000	3,512,303	(3)
					27,252,136

Russia - 3.71%
Russian Federation:
	USD	5.10%	03/28/35	16,600,000	20,944,532	(4)
	USD	5.10%	03/28/35	2,000,000	2,523,438	(3)
	USD	5.63%	04/04/42	10,000,000	13,682,812	(4)
	USD	5.88%	09/16/43	4,800,000	6,819,000	(4)
	USD	5.25%	06/23/47	1,000,000	1,362,656	(4)
					45,332,438

Saudi Arabia - 3.88%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	2,675,000	3,166,531	(3)
	USD	4.50%	04/17/30	5,642,000	6,788,913	(3)
	USD	3.25%	10/22/30	10,843,000	11,954,407	(3)
	USD	4.50%	10/26/46	4,578,000	5,622,356	(4)
	USD	5.00%	04/17/49	3,038,000	4,037,217	(3)
	USD	5.00%	04/17/49	2,123,000	2,821,268	(4)
	USD	5.25%	01/16/50	3,916,000	5,390,619	(4)
	USD	4.50%	04/22/60	5,922,000	7,556,102	(3)
					47,337,413

South Africa - 0.61%
Republic of South Africa:
	USD	5.00%	10/12/46	1,208,000	1,088,521
	USD	5.75%	09/30/49	6,631,000	6,409,276
					7,497,797

See Notes to Financial Statements.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Sri Lanka - 1.24%
Republic of Sri Lanka:
	USD	6.25%	07/27/21	2,103,000	$1,885,471	(4)
	USD	5.88%	07/25/22	462,000	343,468	(3)
	USD	6.13%	06/03/25	758,000	482,396	(3)
	USD	6.85%	11/03/25	3,656,000	2,291,855	(4)
	USD	6.20%	05/11/27	1,145,000	681,454	(4)
	USD	6.75%	04/18/28	7,188,000	4,291,461	(3)
	USD	7.85%	03/14/29	3,222,000	1,931,186	(3)
	USD	7.55%	03/28/30	5,419,000	3,224,166	(4)
					15,131,457

Trinidad & Tobago - 0.49%
Trinidad & Tobago:
	USD	4.38%	01/16/24	4,954,000	5,212,537	(4)
	USD	4.50%	06/26/30	763,000	798,766	(4)
					6,011,303

Tunisia - 0.68%
Banque Centrale de Tunisie:
	USD	5.75%	01/30/25	200,000	181,594	(4)
	EUR	6.38%	07/15/26	5,197,000	5,631,612	(4)
	USD	8.25%	09/19/27	2,613,000	2,508,480
					8,321,686

Turkey - 3.22%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,549,812	(3)
Republic of Turkey:
	USD	6.25%	09/26/22	693,000	716,605
	USD	5.75%	03/22/24	7,723,000	7,926,935
	USD	6.35%	08/10/24	1,687,000	1,762,915
	USD	6.00%	03/25/27	2,462,000	2,533,936
	USD	5.13%	02/17/28	2,753,000	2,694,499
	USD	6.13%	10/24/28	887,000	911,670
	USD	6.88%	03/17/36	6,308,000	6,558,349
	USD	6.63%	02/17/45	1,606,000	1,602,487
	USD	5.75%	05/11/47	5,554,000	5,009,014
					39,266,222

Ukraine - 2.06%
Ukraine Government:
	USD	7.75%	09/01/21	3,029,000	3,159,247	(4)
	USD	7.75%	09/01/22	1,668,000	1,782,675	(4)
	USD	7.75%	09/01/23	1,347,000	1,467,220	(4)
	EUR	6.75%	06/20/26	2,260,000	2,907,712	(3)
	USD	7.75%	09/01/26	1,737,000	1,925,084	(3)
	USD	7.75%	09/01/27	3,027,000	3,364,226	(4)
	USD	9.75%	11/01/28	2,042,000	2,438,276	(3)
	USD	9.75%	11/01/28	272,000	324,785	(4)
	EUR	4.38%	01/27/30	5,331,000	5,977,527	(3)
	USD	7.38%	09/25/32	500,000	538,516	(4)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine (continued)
Ukraine Government: (continued)
	USD	7.25%	03/15/33	1,231,000	$1,312,169	(3)
					25,197,437

United Arab Emirates - 0.95%
Abu Dhabi Govt Int'l	USD	4.13%	10/11/47	3,789,000	4,816,766	(3)
Fin Dept Govt Sharjah	USD	4.00%	07/28/50	6,534,000	6,762,690	(3)
					11,579,456

Uruguay - 1.32%
Republic of Uruguay:
	USD	4.38%	10/27/27	7,674,705	9,010,583
	USD	5.10%	06/18/50	1,062,000	1,461,910
	USD	4.98%	04/20/55	4,117,000	5,626,138
					16,098,631

Venezuela - 0.21%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	2,383,313	(6)
	USD	9.25%	05/07/28	1,927,000	183,065	(6)
					2,566,378

Zambia - 0.16%
Republic of Zambia	USD	5.38%	09/20/22	3,998,000	1,913,418	(4)(6)

TOTAL SOVEREIGN DEBT OBLIGATIONS					819,899,187
(Cost $797,813,418)

CORPORATE BONDS - 29.44%
Argentina - 0.10%
MSU Energy SA	USD	6.88%	02/01/25	733,000	511,414	(3)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	710,394	(3)
					1,221,808

Bahrain - 0.45%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	4,932,000	5,459,878	(3)

See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil - 1.81%
Adecoagro SA	USD	6.00%	09/21/27	4,297,000	$4,507,822	(3)
Banco do Brasil SA	USD	10Y US TI + 6.36%	Perpetual	1,400,000	1,548,400	(1)(4)(7)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,698,376	(3)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,496,065	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	2,036,390	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	1,272,000	1,356,768	(3)
MV24 Capital BV	USD	6.75%	06/01/34	2,710,889	2,941,315	(3)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,396,614	(3)
Petrobras Global Finance BV	USD	5.75%	02/01/29	1,606,000	1,857,941
Usiminas International Sarl	USD	5.88%	07/18/26	2,093,000	2,277,576	(3)
					22,117,267

Cayman Islands - 0.25%
MAF Sukuk, Ltd.	USD	3.93%	02/28/30	2,843,000	3,007,361

Chile - 2.25%
Celulosa Arauco y Constitucion SA	USD	5.15%	01/29/50	2,376,000	2,667,803	(3)
Codelco, Inc.:
	USD	4.50%	09/16/25	1,082,000	1,235,171	(3)
	USD	5.63%	10/18/43	1,497,000	2,078,491	(4)
	USD	4.38%	02/05/49	6,658,000	8,126,921	(3)
	USD	4.38%	02/05/49	1,550,000	1,891,969	(4)
Corp Nacional del Cobre de Chile:
	USD	3.00%	09/30/29	1,774,000	1,911,762	(3)
	USD	3.70%	01/30/50	3,642,000	4,000,509	(3)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,786,871	(4)
Geopark, Ltd.:
	USD	6.50%	09/21/24	2,393,000	2,451,270	(3)
	USD	5.50%	01/17/27	1,380,000	1,351,106	(3)
					27,501,873

China - 0.61%
Country Garden Holdings Co., Ltd.	USD	4.80%	08/06/30	1,676,000	1,789,392
ENN Clean Energy International Investment, Ltd.	USD	7.50%	02/27/21	1,698,000	1,712,858
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	1,624,000	1,771,936
Sinopec Group Overseas Development 2018, Ltd.	USD	2.70%	05/13/30	868,000	901,499	(4)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	1,283,000	1,274,580
					7,450,265

Colombia - 0.55%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	5,908,688	(3)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	843,900	(3)
					6,752,588

Ghana - 0.39%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,498,000	2,273,180	(3)
Tullow Oil PLC	USD	7.00%	03/01/25	3,796,000	2,457,910	(3)
					4,731,090

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
India - 0.10%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	1,140,000	$1,195,575	(1)(3)(7)

Indonesia - 3.39%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,625,891	(3)
	USD	5.45%	05/15/30	9,730,000	11,590,862	(3)
	USD	6.76%	11/15/48	1,754,000	2,376,122	(3)
	USD	5.80%	05/15/50	3,901,000	4,832,973	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	2,295,000	2,458,519	(3)
	USD	5.63%	08/10/37	327,000	348,408	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,484,485	(4)
	USD	5.63%	05/20/43	2,573,000	3,238,738	(4)
	USD	6.45%	05/30/44	7,649,000	10,490,126	(4)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	USD	5.45%	05/21/28	795,000	958,844	(4)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	49	(5)(8)
					41,405,017

Israel - 0.43%
Leviathan Bond, Ltd.	USD	6.50%	06/30/27	4,811,000	5,318,320	(3)

Kazakhstan - 2.36%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,808,009	(3)
	USD	5.38%	04/24/30	4,000,000	4,923,750	(4)
	USD	5.75%	04/19/47	5,804,000	7,690,300	(3)
	USD	6.38%	10/24/48	1,996,000	2,850,413	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,540,860	(3)
					28,813,332

Macau - 0.42%
Sands China, Ltd.	USD	5.40%	08/08/28	2,611,000	2,990,927
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	543,000	572,865	(3)
	USD	6.50%	01/15/28	1,419,000	1,511,235	(3)
					5,075,027

Malaysia - 0.54%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,135,000
Gohl Capital, Ltd.	USD	4.25%	01/24/27	3,260,000	3,419,944
					6,554,944

Mexico - 6.03%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	2,388,000	847,740	(3)(6)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,221,000	2,331,009	(3)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,576,553	(1)(3)(7)
	USD	7.50%	Perpetual	2,615,000	2,842,178	(1)(3)(7)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	3,311,612	(1)(3)

See Notes to Financial Statements.

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Banco Nacional de Comercio Exterior SNC: (continued)
	USD	3.80%	08/11/26	2,056,000	$2,070,135	(1)(4)
Cemex SAB de CV	USD	7.38%	06/05/27	2,743,000	3,081,623	(3)
Cometa Energia SA de CV	USD	6.38%	04/24/35	4,349,554	5,024,414	(3)
FEL Energy VI Sarl	USD	5.75%	12/01/40	903,000	954,471	(3)
Grupo Televisa SAB	USD	6.63%	01/15/40	2,534,000	3,467,225
Petroleos Mexicanos:
	USD	6.88%	10/16/25	2,222,000	2,330,345	(3)
	USD	6.88%	08/04/26	6,177,000	6,416,359
	USD	6.49%	01/23/27	1,006,000	1,009,773
	USD	9.50%	09/15/27	1,062,000	1,175,833
	USD	5.35%	02/12/28	1,267,000	1,189,966
	USD	6.50%	01/23/29	2,473,000	2,416,121
	USD	6.84%	01/23/30	4,759,000	4,662,868
	USD	5.95%	01/28/31	6,925,000	6,467,950
	USD	6.63%	06/15/35	700,000	650,234
	USD	5.63%	01/23/46	653,000	523,379
	USD	6.75%	09/21/47	1,085,000	938,254
	USD	7.69%	01/23/50	21,368,000	19,744,032
	USD	6.95%	01/28/60	722,000	621,823
					73,653,897

Netherlands - 0.10%
MDGH - GMTN BV	USD	3.95%	05/21/50	990,000	1,184,288

Nigeria - 0.09%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,064,984	(3)

Panama - 1.30%
Aeropuerto Internacional de Tocumen SA:
	USD	5.63%	05/18/36	4,429,000	5,010,306	(4)
	USD	6.00%	11/18/48	5,206,842	5,998,282	(3)
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	1,993,000	2,144,032	(3)
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,774,448	(3)
					15,927,068

Peru - 2.06%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	121,409	(3)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	792,000	866,127	(3)
	USD	4.13%	08/16/27	1,947,000	2,093,025	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,391,534	1,949,101	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,292,700	(3)
	USD	4.75%	06/19/32	7,839,000	8,897,265	(4)
	USD	5.63%	06/19/47	7,428,000	8,963,507	(4)
					25,183,134

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia - 0.50%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	2,633,000	$3,004,500	(3)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	12/31/49	3,004,000	3,152,322	(1)(3)(7)
					6,156,822

Saudi Arabia - 0.55%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,671,000	6,705,957	(3)

South Africa - 1.89%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	5,327,000	5,466,002	(3)
	USD	7.13%	02/11/25	14,473,000	14,859,701	(3)
	USD	8.45%	08/10/28	2,516,000	2,715,707	(3)
					23,041,410

Ukraine - 0.31%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,423,595	(3)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	315,000	334,687	(2)(4)
					3,758,282

United Arab Emirates - 2.27%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	3,398,000	3,907,700	(3)
	USD	4.60%	11/02/47	861,000	1,070,600	(3)
DP World PLC:
	USD	5.63%	09/25/48	3,712,000	4,544,300	(3)
	USD	4.70%	09/30/49	437,000	485,275	(3)
	USD	4.70%	09/30/49	500,000	555,234	(4)
DP World Salaam	USD	5Y US TI + 5.75%	12/31/49	5,853,000	6,368,796	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	1,500,000	1,991,953	(3)
MDGH - GMTN BV:
	USD	4.50%	11/07/28	707,000	849,284	(3)
	USD	4.50%	11/07/28	3,494,000	4,197,167	(4)
	USD	2.88%	11/07/29	3,533,000	3,802,943	(3)
					27,773,252

Venezuela - 0.23%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,238,129	(4)(6)
	USD	6.00%	11/15/26	3,307,000	124,013	(4)(6)
	USD	5.38%	04/12/27	600,000	22,200	(6)
	USD	9.75%	05/17/35	11,517,000	403,095	(4)(6)
					2,787,437

Vietnam - 0.22%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	2,508,000	2,658,088	(3)

Zambia - 0.24%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,215,139	(3)

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
First Quantum Minerals, Ltd.: (continued)
	USD	6.88%	03/01/26	1,638,000	$1,695,330	(3)
					2,910,469

TOTAL CORPORATE BONDS					359,409,433
(Cost $354,623,302)

CREDIT LINKED NOTES - 0.72%
Iraq - 0.72%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.89%	01/01/28	221,650,553	1,645,394	(1)(8)
	JPY	0.00%	01/01/28	476,823,299	3,549,685	(5)(8)
	JPY	0.00%	01/01/28	485,791,510	3,618,309	(5)(8)
					8,813,388

TOTAL CREDIT LINKED NOTES					8,813,388
(Cost $10,758,368)

SHORT TERM INVESTMENTS - 1.02%
Money Market Fund - 1.02%
State Street Institutional Liquid Reserves
Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	12,426,844	12,429,330

TOTAL SHORT TERM INVESTMENTS					12,429,330
(Cost $12,429,326)

Total Investments - 98.33%					1,200,551,338
(Cost $1,175,624,414)
Other Assets In Excess of Liabilities - 1.67%					20,449,618	(9)

Net Assets - 100.00%					$1,221,000,956

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	- Euro Currency

IDR	- Indonesian Rupiah
JPY	- Japanese Yen
USD	- United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

6M US L - 6 Month LIBOR as of November 30, 2020 was 0.26%

5Y US TI - 5 Year US Treasury Index as of November 30, 2020 was 0.36%

10Y US TI - 10 Year US Treasury Index as of November 30, 2020 was 0.84%

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(2)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2020.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $516,995,091, which represents approximately 42.34% of net assets as of November 30, 2020.

(4)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the aggregate fair value of those securities was $340,170,457, which represents approximately 27.86% of net assets.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(6)	Security is in default and therefore is non-income producing.

(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(9)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2020	Fund Delivering	U.S. $ Value at November 30, 2020	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	12/15/20	EUR	30,623,863	USD	30,361,164	262,699
						$262,699
Citigroup Global Markets	12/15/20	USD	71,367,704	EUR	71,604,206	(236,502)
J.P. Morgan Chase & Co.	12/15/20	USD	8,660,559	JPY	8,783,048	(122,489)
J.P. Morgan Chase & Co.	12/15/20	USD	15,664,361	EUR	15,870,515	(206,154)
						$(565,145)

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 94.32%
Aerospace/Defense - 2.87%
Bombardier, Inc.	USD	6.00%	10/15/22	855,000	$815,093	(1)
Moog, Inc.	USD	4.25%	12/15/27	200,000	206,320	(1)
Signature Aviation US Holdings, Inc.	USD	4.00%	03/01/28	416,000	417,377	(1)
TransDigm, Inc.	USD	6.25%	03/15/26	792,000	840,514	(1)
					2,279,304

Airlines - 1.03%
Delta Air Lines, Inc.:
	USD	7.00%	05/01/25	274,000	313,275	(1)
	USD	7.38%	01/15/26	293,000	329,730
Delta Air Lines, Inc. / SkyMiles IP, Ltd.	USD	4.75%	10/20/28	161,000	173,557	(1)
					816,562

Automotive - 5.85%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	165,000	175,519	(1)
	USD	8.50%	05/15/27	397,000	427,926	(1)
Ford Motor Co.	USD	8.50%	04/21/23	447,000	502,193
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	118,000	127,552
	USD	3.38%	11/13/25	418,000	420,487
	USD	4.13%	08/17/27	458,000	474,030
	USD	5.11%	05/03/29	1,539,000	1,662,505
General Motors Co.	USD	6.80%	10/01/27	661,000	850,291
					4,640,503

Building Products - 4.72%
Advanced Drainage Systems, Inc.	USD	5.00%	09/30/27	381,000	401,406	(1)
American Woodmark Corp.	USD	4.88%	03/15/26	175,000	179,560	(1)
Cemex SAB de CV:
	USD	7.38%	06/05/27	235,000	264,011	(1)
	USD	5.45%	11/19/29	240,000	263,100	(1)
Griffon Corp., Series WI	USD	5.75%	03/01/28	384,000	407,328
Specialty Building Products Holdings LLC / SBP Finance Corp.	USD	6.38%	09/30/26	382,000	397,375	(1)
Standard Industries, Inc.	USD	3.38%	01/15/31	373,000	374,865	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	5.25%	01/15/29	310,000	322,788	(1)
TopBuild Corp.	USD	5.63%	05/01/26	358,000	371,201	(1)
US Concrete, Inc.:
	USD	6.38%	06/01/24	112,000	115,850
	USD	5.13%	03/01/29	352,000	362,842	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	269,000	286,703	(1)
					3,747,029

Chemicals - 2.86%
Axalta Coating Systems LLC	USD	3.38%	02/15/29	487,000	492,150	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	415,000	502,399
Chemours Co.	USD	7.00%	05/15/25	482,000	499,352
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	394,000	405,253	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals (continued)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	336,000	$374,220	(1)
					2,273,374

Consumer Products - 0.45%
Energizer Holdings, Inc.	USD	4.38%	03/31/29	350,000	357,682	(1)

Containers/Packaging - 1.40%
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	409,000	420,117	(1)
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	258,000	277,189	(1)
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC	USD	6.00%	09/15/28	385,000	409,967	(1)
					1,107,273

Drillers/Services - 1.18%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	373,000	385,525	(1)
ChampionX Corp.	USD	6.38%	05/01/26	335,000	335,858
Transocean, Inc.	USD	8.00%	02/01/27	580,000	217,500	(1)
					938,883

Electric - 2.31%
Calpine Corp.	USD	4.50%	02/15/28	415,000	429,110	(1)
Covanta Holding Corp.:
	USD	5.88%	07/01/25	282,000	294,660
	USD	5.00%	09/01/30	386,000	411,573
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	294,078
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	145,000	153,375	(1)
	USD	5.00%	07/31/27	235,000	248,771	(1)
					1,831,567

Environmental Services - 0.88%
GFL Environmental, Inc.:
	USD	3.75%	08/01/25	341,000	348,459	(1)
	USD	5.13%	12/15/26	57,000	60,212	(1)
	USD	8.50%	05/01/27	258,000	285,574	(1)
					694,245

Exploration & Production - 9.05%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	40	(2)(3)
Antero Resources Corp.	USD	5.00%	03/01/25	442,000	352,219
Cenovus Energy, Inc.	USD	5.38%	07/15/25	503,000	555,236
CNX Resources Corp.:
	USD	7.25%	03/14/27	373,000	394,921	(1)
	USD	6.00%	01/15/29	42,000	42,525	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	643,000	630,876	(1)
Leviathan Bond, Ltd.:
	USD	6.13%	06/30/25	160,000	173,000	(1)
	USD	6.50%	06/30/27	126,000	139,287	(1)
	USD	6.75%	06/30/30	176,000	193,600	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	288,000	271,470
	USD	5.88%	12/01/27	293,000	265,622

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Occidental Petroleum Corp.:
	USD	5.55%	03/15/26	222,000	$221,962
	USD	8.88%	07/15/30	1,241,000	1,403,106
	USD	7.50%	05/01/31	202,000	212,858
	USD	7.88%	09/15/31	167,000	179,372
	USD	6.60%	03/15/46	208,000	203,710
Parsley Energy LLC / Parsley Finance Corp.:
	USD	5.38%	01/15/25	370,000	381,794	(1)
	USD	4.13%	02/15/28	164,000	172,507	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	344,000	294,636
SM Energy Co.	USD	6.13%	11/15/22	333,000	297,540
WPX Energy, Inc.:
	USD	5.75%	06/01/26	85,000	89,696
	USD	5.88%	06/15/28	52,000	56,096
	USD	4.50%	01/15/30	627,000	650,513
					7,182,586

Financial Other - 1.23%
OneMain Finance Corp.	USD	7.13%	03/15/26	845,000	973,732

Food and Beverage - 4.30%
Chobani LLC / Chobani Finance Corp., Inc.:
	USD	7.50%	04/15/25	373,000	390,947	(1)
	USD	4.63%	11/15/28	207,000	214,762	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	745,000	853,964	(1)
Kraft Heinz Foods Co.	USD	3.75%	04/01/30	467,000	502,514	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	299,000	321,799	(1)
	USD	5.75%	03/15/25	214,000	220,088	(1)
Post Holdings, Inc.	USD	4.63%	04/15/30	620,000	648,055	(1)
Primo Water Holdings, Inc.	USD	5.50%	04/01/25	250,000	258,750	(1)
					3,410,879

Gaming - 4.47%
Boyd Gaming Corp.:
	USD	8.63%	06/01/25	211,000	234,672	(1)
	USD	6.00%	08/15/26	150,000	156,563
Churchill Downs, Inc.	USD	5.50%	04/01/27	475,000	501,037	(1)
International Game Technology PLC:
	USD	6.25%	01/15/27	596,000	664,316	(1)
	USD	5.25%	01/15/29	70,000	74,164	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	223,000	227,158	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	391,000	436,413
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	154,000	165,443	(1)
	USD	7.25%	11/15/29	452,000	480,532	(1)
Station Casinos LLC	USD	5.00%	10/01/25	260,000	262,437	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	332,000	342,641	(1)
					3,545,376

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gas Pipelines - 6.38%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.38%	09/15/24	249,000	$235,524
	USD	5.75%	03/01/27	465,000	424,603	(1)
	USD	5.75%	01/15/28	253,000	228,307	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	493,000	523,103
EQM Midstream Partners LP	USD	6.50%	07/01/27	568,000	627,024	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	6.00%	05/15/23	310,000	301,653
	USD	7.75%	02/01/28	545,000	501,912
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	478,000	471,535	(1)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
	USD	7.50%	10/01/25	53,000	54,689	(1)
	USD	6.00%	03/01/27	597,000	590,284	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,016,000	1,102,360
					5,060,994

Healthcare - 6.54%
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	670,000	690,026	(1)
	USD	7.00%	01/15/28	623,000	671,943	(1)
	USD	5.25%	02/15/31	230,000	232,712	(1)
Centene Corp.:
	USD	4.25%	12/15/27	278,000	296,537
	USD	3.38%	02/15/30	316,000	331,700
Encompass Health Corp.	USD	4.50%	02/01/28	401,000	420,300
HCA, Inc.:
	USD	5.38%	09/01/26	236,000	268,597
	USD	5.63%	09/01/28	320,000	375,800
	USD	3.50%	09/01/30	221,000	228,854
IQVIA, Inc.	USD	5.00%	05/15/27	333,000	351,137	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	365,000	367,737	(1)
Lifepoint Health, Inc.	USD	5.38%	01/15/29	322,000	322,000	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	623,000	634,526
					5,191,869

Home Builders - 1.85%
KB Home	USD	4.80%	11/15/29	200,000	220,375
Mattamy Group Corp.	USD	4.63%	03/01/30	416,000	439,308	(1)
TRI Pointe Group, Inc.	USD	5.70%	06/15/28	393,000	447,631
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	344,000	360,448	(1)
					1,467,762

Industrial Other - 1.48%
Hillenbrand, Inc.	USD	5.75%	06/15/25	238,000	255,106
Mueller Water Products, Inc.	USD	5.50%	06/15/26	180,000	187,391	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	304,000	309,211
WESCO Distribution, Inc.	USD	7.25%	06/15/28	374,000	420,692	(1)
					1,172,400

Leisure - 1.07%
NCL Corp., Ltd.	USD	3.63%	12/15/24	401,000	358,945	(1)

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure (continued)
Royal Caribbean Cruises, Ltd.:
	USD	5.25%	11/15/22	192,000	$189,450
	USD	9.13%	06/15/23	274,000	296,948	(1)
					845,343

Life - 0.86%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	8.13%	02/15/24	288,000	303,046	(1)
	USD	7.00%	11/15/25	371,000	380,971	(1)
					684,017

Lodging - 1.00%
Hilton Domestic Operating Co., Inc.	USD	4.88%	01/15/30	684,000	738,717
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	USD	4.88%	04/01/27	51,000	53,257
					791,974

Media Cable - 7.89%
Altice France Holding SA	USD	6.00%	02/15/28	389,000	395,537	(1)
Altice France SA/France	USD	7.38%	05/01/26	1,192,000	1,252,851	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	546,000	597,127	(1)
	USD	4.50%	08/15/30	642,000	677,715	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	1,264,000	1,410,940	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	569,000	648,083
	USD	7.38%	07/01/28	373,000	405,171
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	220,460	(1)
Radiate Holdco LLC / Radiate Finance, Inc.:
	USD	4.50%	09/15/26	245,000	255,412	(1)
	USD	6.50%	09/15/28	175,000	186,358	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	214,700	(1)
					6,264,354

Media Other - 5.94%
Diamond Sports Group LLC / Diamond Sports Finance Co.	USD	5.38%	08/15/26	731,000	567,896	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	630,000	722,377
	USD	4.88%	06/15/30	281,000	325,433	(1)
Nexstar Broadcasting, Inc.	USD	4.75%	11/01/28	150,000	154,639	(1)
Sinclair Television Group, Inc.	USD	4.13%	12/01/30	380,000	381,425	(1)
Sirius XM Radio, Inc.:
	USD	5.00%	08/01/27	360,000	379,326	(1)
	USD	4.13%	07/01/30	573,000	601,077	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	579,000	590,725	(1)
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	389,000	420,849	(1)
Univision Communications, Inc.	USD	6.63%	06/01/27	535,000	572,116	(1)
					4,715,863

Metals/Mining/Steel - 1.24%
Freeport-McMoRan, Inc.:
	USD	5.00%	09/01/27	439,000	466,885

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	37

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Freeport-McMoRan, Inc. (continued)
	USD	5.40%	11/14/34	32,000	$39,700
Kaiser Aluminum Corp.	USD	4.63%	03/01/28	462,000	477,228	(1)
					983,813

Non Captive Finance - 1.03%
Ally Financial, Inc.	USD	8.00%	11/01/31	396,000	568,384
CIT Group, Inc.	USD	6.13%	03/09/28	200,000	246,212
					814,596

Pharmaceuticals - 2.67%
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	334,000	352,099	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	380,000	399,713	(1)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.:
	USD	9.50%	07/31/27	373,000	411,150	(1)
	USD	6.00%	06/30/28	222,000	175,602	(1)
Jaguar Holding Co. II / PPD Development LP	USD	5.00%	06/15/28	373,000	398,890	(1)
Syneos Health, Inc.	USD	3.63%	01/15/29	380,000	383,563	(1)
					2,121,017

Property & Casualty Insurance - 1.41%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	221,000	224,729	(1)
	USD	6.75%	10/15/27	532,000	571,469	(1)
HUB International, Ltd.	USD	7.00%	05/01/26	307,000	320,740	(1)
					1,116,938

Restaurants - 0.52%
1011778 BC ULC / New Red Finance, Inc.:
	USD	4.38%	01/15/28	51,000	52,744	(1)
	USD	4.00%	10/15/30	360,000	359,550	(1)
					412,294

Retail Food/Drug - 0.94%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	4.63%	01/15/27	123,000	129,789	(1)
	USD	5.88%	02/15/28	65,000	70,310	(1)
	USD	3.50%	03/15/29	113,000	112,887	(1)
	USD	4.88%	02/15/30	398,000	435,690	(1)
					748,676

Satellite - 1.73%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	528,000	589,280
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	313,200	(3)
ViaSat, Inc.	USD	5.63%	04/15/27	446,000	469,136	(1)
					1,371,616

Services Other - 2.52%
Expedia Group, Inc.	USD	6.25%	05/01/25	719,000	822,221	(1)
Prime Security Services Borrower LLC / Prime Finance, Inc.:
	USD	5.75%	04/15/26	533,000	578,971	(1)

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Services Other (continued)
Prime Security Services Borrower LLC / Prime Finance, Inc. (continued)
	USD	6.25%	01/15/28	256,000	$269,463	(1)
WW International, Inc.	USD	8.63%	12/01/25	317,000	331,415	(1)
					2,002,070

Technology - 1.59%
Avaya, Inc.	USD	6.13%	09/15/28	246,000	260,145	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	231,293	(1)
ON Semiconductor Corp.	USD	3.88%	09/01/28	750,000	773,438	(1)
					1,264,876

Textile/Apparel - 0.66%
Levi Strauss & Co.	USD	5.00%	05/01/25	288,000	296,280
William Carter Co.	USD	5.63%	03/15/27	219,000	231,182	(1)
					527,462

Wireless - 2.39%
Sprint Corp.:
	USD	7.63%	02/15/25	904,000	1,084,235
	USD	8.75%	03/15/32	530,000	813,219
					1,897,454

Wirelines - 2.01%
CenturyLink, Inc.	USD	4.00%	02/15/27	176,000	182,181	(1)
Consolidated Communications, Inc.	USD	6.50%	10/01/28	569,000	617,610	(1)
Telecom Italia Capital SA	USD	6.00%	09/30/34	673,000	797,821
					1,597,612

TOTAL CORPORATE BONDS					74,851,995
(Cost $72,250,649)

BANK LOANS - 2.45%(4)
Automotive - 0.45%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	352,310	351,429

Consumer Products - 0.22%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	571,811	176,546

Containers/Packaging - 0.17%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	136,484	134,924

Diversified Manufacturing - 0.14%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	112,162	112,408

Healthcare - 0.76%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	286,498	235,734
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	366,441	362,433
					598,167

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	39

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
Industrial Other - 0.71%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	256,929	$252,192
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	03/31/24	315,685	313,383
					565,575

TOTAL BANK LOANS					1,939,049
(Cost $2,298,307)

COMMON/PREFERRED STOCKS - 0.28%
Transportation Non Air/Rail - 0.00%(5)
Euronav NV	USD			31	245

Exploration & Production - 0.28%
Oasis Petroleum, Inc.	USD			6,442	220,316	(6)

TOTAL COMMON/PREFERRED STOCKS					220,561
(Cost $188,449)

SHORT TERM INVESTMENTS - 2.94%
Money Market Fund - 2.94%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	2,333,820	2,334,287

TOTAL SHORT TERM INVESTMENTS					2,334,287
(Cost $2,333,842)

Total Investments - 99.99%					79,345,892
(Cost $77,071,247)
Other Assets in Excess of Liabilities - 0.01%					11,479

Net Assets - 100.00%					$79,357,371

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of November 30, 2020 was 0.15%

3M US L - 3 Month LIBOR as of November 30, 2020 was 0.23%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $46,577,865, which represents approximately 58.69% of net assets as of November 30, 2020.
(2)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(3)	Security is in default and therefore is non-income producing.

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2020 (Unaudited)

(4)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(5)	Amount represents less than 0.005% of net assets.
(6)	Non-income producing security.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 83.67%
Brazil - 4.75%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/22	8,800,000	$1,584,987	(1)
	BRL	0.00%	01/01/24	4,670,000	720,643	(1)
	BRL	10.00%	01/01/31	6,800,000	1,444,234
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/21	940,000	173,007	(1)
	BRL	10.00%	01/01/23	15,625,000	3,184,060
	BRL	10.00%	01/01/25	2,800,000	583,802
	BRL	10.00%	01/01/29	2,880,000	612,965
					8,303,698

Chile - 1.84%
Republic of Chile:
	CLP	4.50%	03/01/26	1,355,000,000	2,035,923
	CLP	4.70%	09/01/30	770,000,000	1,176,996	(2)
					3,212,919

China - 10.42%
China Government Bond:
	CNY	3.19%	04/11/24	22,580,000	3,451,464
	CNY	1.99%	04/09/25	35,330,000	5,124,809
	CNY	3.13%	11/21/29	64,070,000	9,628,074
					18,204,347

Colombia - 6.80%
Bogota Distrio Capital	COP	9.75%	07/26/28	11,110,000,000	3,559,371	(3)
Republic of Colombia:
	COP	4.38%	03/21/23	2,310,000,000	655,806
	COP	9.85%	06/28/27	1,610,000,000	579,634
Titulos De Tesoreria:
	COP	10.00%	07/24/24	5,817,000,000	1,967,282
	COP	7.50%	08/26/26	687,900,000	221,243
	COP	6.00%	04/28/28	2,302,000,000	681,146
	COP	7.75%	09/18/30	9,880,000,000	3,202,988
	COP	7.00%	06/30/32	3,309,000,000	1,002,895
					11,870,365

Czech Republic - 2.29%
Czech Republic Government:
	CZK	1.00%	06/26/26	5,430,000	248,800
	CZK	0.25%	02/10/27	46,380,000	2,018,693
	CZK	4.20%	12/04/36	27,200,000	1,740,640
					4,008,133

Egypt - 0.97%
Egypt Treasury Bill:
	EGP	0.00%	06/15/21	13,250,000	788,590	(1)

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Egypt Treasury Bill: (continued)
	EGP	0.00%	09/28/21	15,675,000	$900,968	(1)
					1,689,558

Indonesia - 11.19%
Republic of Indonesia:
	IDR	7.00%	05/15/22	7,880,000,000	583,466
	IDR	11.00%	09/15/25	63,500,000,000	5,542,759
	IDR	8.38%	09/15/26	41,933,000,000	3,376,616
	IDR	7.00%	09/15/30	3,200,000,000	240,227
	IDR	8.25%	06/15/32	14,010,000,000	1,113,755
	IDR	6.63%	05/15/33	68,500,000,000	4,843,998
	IDR	8.38%	03/15/34	32,622,000,000	2,624,546
	IDR	7.50%	05/15/38	16,480,000,000	1,222,578
					19,547,945

Malaysia - 3.67%
Malaysia Government:
	MYR	3.91%	07/15/26	7,030,000	1,852,838
	MYR	3.50%	05/31/27	3,800,000	983,113
	MYR	3.89%	08/15/29	10,850,000	2,872,693
	MYR	4.50%	04/15/30	2,530,000	703,823
					6,412,467

Mexico - 7.52%
Mexican Bonos:
	MXN	6.75%	03/09/23	26,527,000	1,377,154
	MXN	8.00%	12/07/23	17,640,000	956,040
	MXN	5.75%	03/05/26	30,690,000	1,568,363
	MXN	7.50%	06/03/27	24,779,000	1,376,445
	MXN	7.75%	11/23/34	16,886,000	963,716
	MXN	10.00%	11/20/36	34,486,000	2,331,584
	MXN	8.50%	11/18/38	49,730,000	2,951,221
	MXN	7.75%	11/13/42	29,280,000	1,607,003
					13,131,526

Peru - 2.36%
Republic of Peru:
	PEN	6.15%	08/12/32	6,360,000	2,083,118
	PEN	5.40%	08/12/34	6,810,000	2,042,125
					4,125,243

Poland - 4.77%
Republic of Poland:
	PLN	2.50%	01/25/23	6,730,000	1,887,023
	PLN	2.50%	04/25/24	2,700,000	777,320
	PLN	3.25%	07/25/25	1,310,000	394,145
	PLN	2.75%	04/25/28	17,520,000	5,273,924
					8,332,412

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	43

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania - 2.94%
Romania Government Bond:
	RON	5.00%	02/12/29	13,535,000	$3,760,745
	RON	3.65%	09/24/31	5,545,000	1,374,728
					5,135,473

Russia - 8.94%
Russian Federation:
	RUB	7.60%	04/14/21	241,300,000	3,200,684
	RUB	7.40%	12/07/22	170,930,000	2,368,041
	RUB	7.00%	08/16/23	17,940,000	248,683
	RUB	8.50%	09/17/31	327,330,000	5,158,891
	RUB	7.70%	03/23/33	254,200,000	3,793,061
	RUB	7.70%	03/16/39	56,000,000	850,126
					15,619,486

South Africa - 9.92%
Republic of South Africa:
	ZAR	10.50%	12/21/26	81,440,000	6,130,414
	ZAR	6.25%	03/31/36	253,370,000	11,191,584
					17,321,998

Thailand - 2.70%
Thailand Government:
	THB	2.88%	12/17/28	53,820,000	2,002,524
	THB	3.78%	06/25/32	35,300,000	1,446,342
	THB	4.68%	06/29/44	25,470,000	1,259,594
					4,708,460

Turkey - 2.02%
Republic of Turkey:
	TRY	11.00%	03/02/22	6,180,000	762,226
	TRY	12.20%	01/18/23	250,000	31,474
	TRY	7.10%	03/08/23	7,430,000	840,863
	TRY	9.00%	07/24/24	5,540,000	642,909
	TRY	10.60%	02/11/26	2,890,000	353,304
	TRY	11.00%	02/24/27	7,310,000	896,457
					3,527,233

Uruguay - 0.57%
Republic of Uruguay:
	UYU	9.88%	06/20/22	28,360,000	689,708	(3)
	UYU	8.50%	03/15/28	12,100,000	298,739	(2)
					988,447

TOTAL SOVEREIGN DEBT OBLIGATIONS					146,139,710
(Cost $145,215,708)

See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 6.61%
Brazil - 1.92%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	15,845,741	$3,356,099	(2)

Kazakhstan - 0.15%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	116,250,000	266,347	(2)

Mexico - 4.54%
America Movil SAB de CV	MXN	6.45%	12/05/22	98,530,000	4,971,992
Petroleos Mexicanos:
	MXN	7.47%	11/12/26	50,290,000	2,001,560
	USD	7.69%	01/23/50	1,036,000	957,264
					7,930,816

TOTAL CORPORATE BONDS					11,553,262
(Cost $13,240,622)

SHORT TERM INVESTMENTS - 1.78%
Money Market Fund - 1.78%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	3,111,185	3,111,807

TOTAL SHORT TERM INVESTMENTS					3,111,807
(Cost $3,111,807)

Total Investments - 92.06%					160,804,779
(Cost $161,568,137)
Other Assets In Excess of Liabilities - 7.94%					13,868,242

Net Assets - 100.00%					$174,673,021

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	45

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $5,098,181, which represents approximately 2.92% of net assets as of November 30, 2020.

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the aggregate fair value of those securities was $4,249,079, which represents approximately 2.43% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2020	Fund Delivering	U.S. $ Value at November 30, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	02/02/21	BRL	851,281	USD	848,084	3,197
Citigroup Global Markets	01/29/21	CLP	1,238,815	USD	1,238,596	219
Citigroup Global Markets	12/30/20	USD	663,615	CNH	661,806	1,809
Citigroup Global Markets	12/07/20	CZK	2,646,825	USD	2,545,150	101,675
Citigroup Global Markets	12/18/20	HUF	125,031	USD	123,164	1,867
Citigroup Global Markets	01/29/21	USD	945,812	MXN	939,647	6,165
Citigroup Global Markets	12/07/20	PLN	1,043,084	USD	1,025,563	17,521
Citigroup Global Markets	12/10/20	USD	31,518	TRY	31,077	441
Citigroup Global Markets	12/10/20	TRY	31,077	USD	30,000	1,077
Goldman Sachs & Co.	12/07/20	CZK	2,246,831	USD	2,162,215	84,616
Goldman Sachs & Co.	12/18/20	HUF	1,723,276	USD	1,659,454	63,822
Goldman Sachs & Co.	01/29/21	USD	566,401	MXN	562,728	3,673
Goldman Sachs & Co.	12/07/20	PLN	2,025,595	USD	1,996,678	28,917
Goldman Sachs & Co.	12/21/20	RUB	202,576	USD	198,007	4,569
Goldman Sachs & Co.	12/04/20	THB	2,583,146	USD	2,495,382	87,764
Goldman Sachs & Co.	12/10/20	TRY	440,137	USD	424,000	16,137
Goldman Sachs & Co.	12/14/20	ZAR	238,531	USD	232,655	5,876
HSBC	12/30/20	USD	1,902,549	CNH	1,897,470	5,079
HSBC	12/10/20	TRY	581,421	USD	561,000	20,421
HSBC	12/10/20	USD	95,578	TRY	95,497	81
HSBC	12/10/20	USD	492,713	TRY	485,924	6,789
J.P. Morgan Chase & Co.	12/18/20	HUF	1,500,361	USD	1,444,841	55,520
J.P. Morgan Chase & Co.	01/08/21	USD	721,229	IDR	721,120	109
J.P. Morgan Chase & Co.	01/29/21	USD	566,686	MXN	562,864	3,822
J.P. Morgan Chase & Co.	12/07/20	PLN	1,421,419	USD	1,401,754	19,665
J.P. Morgan Chase & Co.	12/04/20	THB	2,069,812	USD	1,997,302	72,510
J.P. Morgan Chase & Co.	12/10/20	TRY	374,946	USD	362,000	12,946
						$626,287
Citigroup Global Markets	12/02/20	BRL	852,279	USD	861,770	(9,491)
Citigroup Global Markets	01/19/21	PEN	888,315	USD	897,223	(8,908)
Citigroup Global Markets	12/07/20	USD	1,031,949	PLN	1,043,084	(11,135)
Citigroup Global Markets	01/08/21	USD	445,513	IDR	463,612	(18,099)
Citigroup Global Markets	12/18/20	USD	120,975	HUF	125,031	(4,056)
Citigroup Global Markets	12/07/20	USD	2,007,314	CZK	2,040,430	(33,116)
Citigroup Global Markets	01/19/21	USD	880,549	PEN	888,315	(7,766)
Citigroup Global Markets	01/19/21	USD	1,252,557	COP	1,264,725	(12,168)
Citigroup Global Markets	12/02/20	USD	849,283	BRL	852,279	(2,996)
Goldman Sachs & Co.	01/05/21	BRL	2,973,099	USD	2,996,165	(23,066)
Goldman Sachs & Co.	12/21/20	RUB	1,716,017	USD	1,724,455	(8,438)

See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2020 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2020	Fund Delivering	U.S. $ Value at November 30, 2020	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	12/14/20	USD	2,637,419	ZAR	2,793,638	(156,219)
Goldman Sachs & Co.	12/21/20	USD	1,053,879	RUB	1,071,098	(17,219)
Goldman Sachs & Co.	12/04/20	USD	1,581,628	THB	1,596,836	(15,208)
Goldman Sachs & Co.	12/18/20	USD	150,825	HUF	152,449	(1,624)
Goldman Sachs & Co.	01/19/21	USD	337,641	PEN	340,581	(2,940)
Goldman Sachs & Co.	12/07/20	USD	52,692	PLN	53,287	(595)
Goldman Sachs & Co.	12/10/20	USD	439,836	TRY	440,137	(301)
J.P. Morgan Chase & Co.	12/11/20	COP	1,339,197	USD	1,342,061	(2,864)
J.P. Morgan Chase & Co.	01/19/21	PEN	378,300	USD	382,073	(3,773)
J.P. Morgan Chase & Co.	12/09/20	PLN	6,783,454	USD	6,824,136	(40,682)
J.P. Morgan Chase & Co.	12/10/20	USD	365,402	TRY	374,946	(9,544)
J.P. Morgan Chase & Co.	01/19/21	USD	886,946	PEN	894,719	(7,773)
J.P. Morgan Chase & Co.	01/19/21	USD	987,489	COP	997,274	(9,785)
						$(407,766)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 97.16%
Argentina - 4.30%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$33,490	(1)
Pampa Energia SA	USD	7.50%	01/24/27	64,000	52,928	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	56,000	49,700	(1)
YPF SA:
	USD	8.50%	07/28/25	59,000	42,893	(1)
	USD	6.95%	07/21/27	115,000	76,169	(2)
					255,180

Brazil - 10.27%
Adecoagro SA	USD	6.00%	09/21/27	27,000	28,325	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	6,000	6,636	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	22,000	23,031	(1)
CSN Resources SA	USD	7.63%	04/17/26	20,000	21,691	(1)
Gol Finance SA	USD	7.00%	01/31/25	123,000	110,796	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	32,000	32,375	(1)(3)(4)
JBS Investments II GmbH	USD	7.00%	01/15/26	21,000	22,706	(2)
JSL Europe SA	USD	7.75%	07/26/24	24,000	25,602	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	23,000	28,821	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	23,000	24,533	(1)
MV24 Capital BV	USD	6.75%	06/01/34	49,732	53,959	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	21,000	22,949	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	43,000	49,746
	USD	6.90%	03/19/49	36,000	43,626
Rumo Luxembourg Sarl	USD	5.25%	01/10/28	29,000	31,378	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	82,702	(1)
					608,876

Chile - 4.04%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	42,000	49,140	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	11,000	11,862	(1)
Enel Generacion Chile SA	USD	4.25%	04/15/24	27,000	29,253
Geopark, Ltd.:
	USD	6.50%	09/21/24	56,000	57,363	(1)
	USD	5.50%	01/17/27	94,000	92,032	(1)
					239,650

China - 5.92%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,455	(2)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	44,302	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	30,000	30,825	(1)
	USD	3.24%	06/03/50	14,000	14,606	(1)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	198,688
Yingde Gases Investment, Ltd.	USD	6.25%	01/19/23	11,000	11,349	(2)
					351,225

See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 4.70%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	$36,008	(1)
	USD	7.50%	12/15/28	20,000	22,505	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	33,335
	USD	7.38%	09/18/43	43,000	58,003
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	220,000	95,700	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	31,000	33,298	(1)
					278,849

Ghana - 0.58%
Tullow Oil PLC	USD	7.00%	03/01/25	53,000	34,318	(1)

Guatemala - 0.67%
Energuate Trust	USD	5.88%	05/03/27	38,000	39,668	(1)

Hong Kong - 3.49%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	206,625

India - 2.54%
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	15,000	16,310	(2)
Greenko Dutch BV	USD	5.25%	07/24/24	43,000	44,532	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	73,000	76,559	(1)(3)(4)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	17,000	13,107	(1)
					150,508

Indonesia - 4.21%
Cikarang Listrindo Tbk PT	USD	4.95%	09/14/26	27,000	28,126	(2)
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	42,000	45,413	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	149,975	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	26,344	13,172	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	13,048	(1)
					249,734

Israel - 5.62%
Altice Financing SA	USD	5.00%	01/15/28	94,000	96,139	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	81,400	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	155,800
					333,339

Jamaica - 0.35%
Digicel Group 0.5, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	13,836	11,069	(5)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	9,712	(2)
					20,781

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Macau - 1.66%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	27,000	$28,245	(2)
	USD	5.75%	07/21/28	32,000	33,795	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,619
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	4,000	4,220	(1)
	USD	6.50%	01/15/28	11,000	11,715	(1)
					98,594

Mexico - 10.17%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	135,000	47,925	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	25,000	28,625
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	105,000	110,201	(1)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	66,839	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	46,736	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	11,000	11,907	(1)
Cemex SAB de CV	USD	7.75%	04/16/26	33,000	34,931	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	82,456	95,250	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	28,000	29,596	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	26,363	30,601	(1)
Petroleos Mexicanos	USD	7.69%	01/23/50	19,000	17,556
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	35,000	32,298	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	34,000	50,703
					603,168

Nigeria - 2.51%
Access Bank PLC	USD	10.50%	10/19/21	22,000	23,007	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	101,065	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	24,544	(1)
					148,616

Panama - 1.52%
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	30,000	32,273	(1)
C&W Senior Financing DAC	USD	7.50%	10/15/26	54,000	57,645	(1)
					89,918

Peru - 4.32%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	14,111	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	28,420	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	98,847	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	4,000	4,374	(1)
	USD	4.13%	08/16/27	53,000	56,975	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	53,325	(1)
					256,052

See Notes to Financial Statements.

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia - 2.83%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	$134,649	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	33,010	(1)(3)(4)
					167,659

Saudi Arabia - 3.99%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	103,000	121,797	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	44,400	(1)
	USD	4.38%	04/16/49	20,000	24,325	(1)
	USD	3.25%	11/24/50	46,000	46,322	(1)
					236,844

South Africa - 4.26%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	55,250
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	156,000	160,071	(1)
Sasol Financing International, Ltd.	USD	4.50%	11/14/22	37,000	37,416
					252,737

Tanzania - 1.09%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	64,781	(1)

Thailand - 2.82%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	50,906	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	69,310	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	46,731	(2)
					166,947

Turkey - 3.51%
Akbank Turk AS:
	USD	5.13%	03/31/25	15,000	14,848	(1)
	USD	6.80%	04/27/28	35,000	33,726	(1)(3)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	40,087	(1)
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	69,000	67,275	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	49,000	52,246	(1)
					208,182

Ukraine - 3.79%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	63,722	(1)
	USD	7.75%	10/17/29	63,000	65,864	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	95,095	(1)
					224,681

United Arab Emirates - 4.22%
DP World PLC	USD	4.70%	09/30/49	149,000	165,460	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	84,000	84,735	(1)
					250,195

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Vietnam - 1.97%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	110,000	$116,583	(1)

Zambia - 1.81%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	39,780	(1)
	USD	7.50%	04/01/25	65,000	67,681	(1)
					107,461

TOTAL CORPORATE BONDS					5,761,171
(Cost $5,611,403)

SHORT TERM INVESTMENTS - 1.50%
Money Market Fund - 1.50%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	88,926	88,944

TOTAL SHORT TERM INVESTMENTS					88,944
(Cost $88,944)

Total Investments - 98.66%					5,850,115
(Cost $5,700,347)
Other Assets In Excess of Liabilities - 1.34%					79,186

Net Assets - 100.00%					$5,929,301

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

PIK - Payment in-kind

Reference Rates:

5Y US TI - 5 Year US Treasury Index as of November 30, 2020 was 0.36%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,379,964, which represents approximately 73.87% of net assets as of November 30, 2020.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the aggregate fair value of those securities was $371,723, which represents approximately 6.27% of net assets.

(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(5)	Payment-in-kind securities.

(6)	Security is in default and therefore is non-income producing.

See Notes to Financial Statements.

52	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 6.49%
Aqua Finance Trust 2019-A, Series 2019-A	USD	3.14%	09/15/25	48,321	$49,550	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	100,000	95,318	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,080	(1)(2)
CLNY Trust 2019-IKPR, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/21	50,000	47,735	(1)(2)
Fannie Mae Pool, Series 2015	USD	12M US L + 1.60%	11/01/45	50,480	52,376	(2)(3)
Freddie Mac Non Gold Pool, Series 2012	USD	12M US L + 1.65%	12/01/42	29,636	30,890	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	27,687	28,158	(3)
Series 2016-SC01	USD	3.50%	07/25/46	47,021	48,281	(3)
Invitation Homes 2017-SFR2 Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/36	45,042	45,206	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	112,655	102,469
MBRT 2019-MBR, Series 2019-MBR	USD	1M US L + 0.85%	11/25/21	75,000	73,613	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, Series 2020-T1	USD	1.43%	08/15/23	25,000	25,107	(1)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.34%	11/26/35	3,156	3,161	(1)(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	18,437	18,855	(1)(2)
VOLT LXXXIV LLC, Series 2019-NP10	USD	3.43%	11/25/22	52,754	52,971	(1)(4)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					723,770
(Cost $725,425)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 21.21%
FNMA TBA:
	USD	2.50%	12/14/20	375,000	392,947	(3)
	USD	3.00%	12/14/20	625,000	652,966	(3)
	USD	3.50%	12/14/20	525,000	553,855	(3)
	USD	4.00%	12/14/20	325,000	346,741	(3)
	USD	4.50%	12/14/20	50,000	54,182	(3)
	USD	2.50%	12/16/20	200,000	207,984	(3)
	USD	3.00%	12/16/20	150,000	156,978	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,365,653
(Cost $2,364,138)

CORPORATE BONDS - 43.08%
Aerospace/Defense - 0.23%
Boeing Co.	USD	3.60%	05/01/34	25,000	25,313

Automotive - 1.21%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	51,850
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	56,890
Hyundai Capital America	USD	3.25%	09/20/22	25,000	26,020	(1)
					134,760

Banking - 11.44%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	100,000	105,877	(2)
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	85,450
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	143,243
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	54,240	(1)(2)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	53

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking (continued)
Deutsche Bank AG:
	USD	3.70%	05/30/24	50,000	$53,737
	USD	1D US SOFR + 1.87%	11/24/26	75,000	75,961	(2)
Goldman Sachs Group, Inc.	USD	3.50%	04/01/25	50,000	55,448
HSBC Holdings PLC:
	USD	3.95%	05/18/24	25,000	26,934	(2)
	USD	1D US SOFR + 1.29%	05/24/27	25,000	25,235	(2)
Intesa Sanpaolo SpA, Series XR	USD	4.00%	09/23/29	75,000	84,348	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	56,443
Key Bank NA	USD	3.90%	04/13/29	50,000	57,828
Mizuho Financial Group, Inc.	USD	3M US L + 1.27%	09/08/31	100,000	101,728	(2)
Societe Generale SA	USD	2.63%	10/16/24	75,000	78,809	(1)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	50,000	52,704	(1)(2)
	USD	5.70%	03/26/44	25,000	33,159	(1)
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	25,147
Synchrony Financial	USD	3.70%	08/04/26	50,000	54,833
UBS Group AG	USD	3.49%	05/23/23	50,000	52,165	(1)
Wells Fargo & Co.	USD	3M US L + 1.00%	02/11/31	50,000	53,070	(2)
					1,276,359

Building Products - 0.56%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	61,971

Chemicals - 1.06%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	57,636
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	60,324
					117,960

Consumer Products - 0.23%
Kimberly-Clark Corp.	USD	1.05%	09/15/27	25,000	25,296

Diversified Manufacturing - 0.51%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	57,189	(1)

Electric - 4.06%
Appalachian Power Co., Series Z	USD	3.70%	05/01/50	50,000	59,944
Electricite de France SA	USD	4.50%	09/21/28	50,000	59,699	(1)
Enel Finance International NV	USD	4.63%	09/14/25	50,000	58,377	(1)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	58,666
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	55,848
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	25,000	30,286
NextEra Energy Capital Holdings, Inc.:
	USD	2.75%	05/01/25	25,000	27,115
	USD	2.25%	06/01/30	50,000	52,435
Xcel Energy, Inc.	USD	0.50%	10/15/23	50,000	50,098
					452,468

Environmental Services - 0.45%
Waste Management, Inc.	USD	2.50%	11/15/50	50,000	50,513

Exploration & Production - 2.91%
Apache Corp.	USD	5.10%	09/01/40	50,000	51,406

See Notes to Financial Statements.

54	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
BP Capital Markets PLC	USD	5Y US TI + 4.036%	Perpetual	50,000	$53,499	(2)(5)
Chevron Corp.	USD	3.08%	05/11/50	50,000	55,831
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	56,874
Diamondback Energy, Inc.	USD	2.88%	12/01/24	50,000	52,146
Total Capital International SA	USD	3.13%	05/29/50	50,000	54,892
					324,648

Food - 0.45%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	50,513

Gas Distributors - 1.06%
Cheniere Corpus Christi Holdings LLC	USD	5.13%	06/30/27	50,000	58,064
Sempra Energy	USD	4.00%	02/01/48	50,000	60,203
					118,267

Gas Pipelines - 2.56%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	58,194
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	59,637
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	62,415
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	57,919
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	46,844
					285,009

Healthcare - 0.88%
CVS Health Corp.	USD	4.78%	03/25/38	25,000	31,725
HCA, Inc.	USD	5.25%	06/15/49	50,000	66,054
					97,779

Industrial Other - 0.47%
Flowserve Corp.	USD	3.50%	10/01/30	50,000	52,356

Lodging - 0.26%
Marriott International, Inc., Series EE	USD	5.75%	05/01/25	25,000	29,008

Media Cable - 0.88%
Charter Communications Operating LLC / Charter
Communications Operating Capital	USD	6.48%	10/23/45	25,000	35,722
Comcast Corp.	USD	3.97%	11/01/47	50,000	62,937
					98,659

Media Other - 0.27%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	30,056

Metals/Mining/Steel - 0.51%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	56,504	(1)

Non Captive Finance - 0.47%
Air Lease Corp.	USD	3.63%	12/01/27	50,000	52,796

Pharmaceuticals - 0.51%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	56,910

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	55

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Property & Casualty Insurance - 0.45%
Kemper Corp.	USD	2.40%	09/30/30	50,000	$50,468

Refining - 0.96%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	29,296
	USD	3.80%	04/01/28	25,000	27,334
Phillips 66	USD	2.15%	12/15/30	50,000	50,014
					106,644

REITS - 2.13%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	57,491
CubeSmart LP	USD	2.00%	02/15/31	50,000	49,814
Prologis LP	USD	2.13%	04/15/27	25,000	26,732
SITE Centers Corp.:
	USD	4.25%	02/01/26	15,000	16,027
	USD	4.70%	06/01/27	35,000	37,289
WEA Finance LLC	USD	2.88%	01/15/27	50,000	50,081	(1)
					237,434

Restaurants - 0.58%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	65,065

Retail Non Food/Drug - 0.95%
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	56,449
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	49,840
					106,289

Services Other - 1.89%
Amazon.com, Inc.	USD	2.70%	06/03/60	25,000	27,305
Expedia Group, Inc.	USD	3.25%	02/15/30	75,000	76,130
Verisk Analytics, Inc.	USD	3.63%	05/15/50	50,000	59,245
Visa, Inc.	USD	2.00%	08/15/50	50,000	48,218
					210,898

Technology - 1.92%
Broadcom, Inc.	USD	5.00%	04/15/30	50,000	60,583
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	55,070	(1)
TSMC Global, Ltd.:
	USD	1.00%	09/28/27	50,000	49,603	(1)
	USD	1.38%	09/28/30	50,000	49,034	(1)
					214,290

Transportation Non Air/Rail - 0.57%
FedEx Corp.	USD	4.40%	01/15/47	50,000	63,132

Wireless - 1.54%
American Tower Corp.	USD	1.30%	09/15/25	50,000	50,907
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	28,703	(1)
	USD	4.50%	04/15/50	25,000	31,286	(1)
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	61,412
					172,308

See Notes to Financial Statements.

56	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines - 1.11%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	$59,546
Verizon Communications, Inc.	USD	4.50%	08/10/33	50,000	63,756
					123,302

TOTAL CORPORATE BONDS					4,804,164
(Cost $4,385,671)

U.S. TREASURY BONDS/NOTES - 17.12%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	57,500
	USD	2.50%	02/15/46	225,000	272,268
U.S. Treasury Notes:
	USD	2.00%	11/15/21	625,000	636,340
	USD	2.13%	05/15/25	325,000	351,000
	USD	2.00%	08/15/25	550,000	592,775

TOTAL U.S. TREASURY BONDS/NOTES					1,909,883
(Cost $1,774,419)

SHORT TERM INVESTMENTS - 10.28%
Money Market Fund - 10.28%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	1,146,274	1,146,504

TOTAL SHORT TERM INVESTMENTS					1,146,504
(Cost $1,146,520)

Total Investments - 98.18%					10,949,974
(Cost $10,396,173)
Other Assets in Excess of Liabilities - 1.82%					202,595

Net Assets - 100.00%					$11,152,569

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2020 was 0.06%

1M US L - 1 Month LIBOR as of November 30, 2020 was 0.15%

3M US L - 3 Month LIBOR as of November 30, 2020 was 0.23%

12M US L - 12 Month LIBOR as of November 30, 2020 was 0.33%

5Y US TI - 5 Year US Treasury Index as of November 30, 2020 was 0.36%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,338,587, which represents approximately 12.00% of net assets as of November 30, 2020.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	57

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2020 (Unaudited)

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(3)	Investment purchased on a delayed delivery basis.

(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2020.

(5)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 97.82%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	176,231	$1,596,649	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	716,017	7,124,371	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,194,826	9,606,402	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,001,013	11,141,274	(1)
Stone Harbor Local Markets Fund	USD	N/A	87,356	780,086	(1)
				30,248,782
TOTAL OPEN-END FUNDS				30,248,782
(Cost $29,588,098)

SHORT TERM INVESTMENTS - 0.66%
Money Market Fund - 0.66%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	206,333	206,375

TOTAL SHORT TERM INVESTMENTS				206,375
(Cost $206,375)

Total Investments - 98.48%				30,455,157
(Cost $29,794,473)
Other Assets In Excess of Liabilities - 1.52%				468,500

Net Assets - 100.00%				$30,923,657

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	59

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2020 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2020	Fund Delivering	U.S. $ Value at November 30, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	12/23/20	EUR	310,377	USD	307,669	2,708
Citigroup Global Markets	12/14/20	GBP	80,003	USD	79,701	302
Citigroup Global Markets	12/15/20	MXN	154,150	USD	152,594	1,556
Citigroup Global Markets	12/23/20	MXN	310,990	USD	307,987	3,003
Citigroup Global Markets	12/23/20	USD	163,310	MXN	162,011	1,299
Goldman Sachs International	12/03/20	MXN	77,674	USD	75,623	2,051
Goldman Sachs International	12/23/20	EUR	83,563	USD	82,866	697
Goldman Sachs International	12/14/20	EUR	71,598	USD	71,121	477
Goldman Sachs International	12/14/20	EUR	238,660	GBP	237,876	784
Goldman Sachs International	12/14/20	USD	155,824	EUR	155,129	695
J.P. Morgan Chase & Co.	12/03/20	MXN	80,643	USD	77,866	2,777
J.P. Morgan Chase & Co.	12/14/20	EUR	155,129	JPY	153,388	1,741
J.P. Morgan Chase & Co.	12/14/20	EUR	155,129	USD	154,538	591
J.P. Morgan Chase & Co.	12/15/20	EUR	89,501	USD	88,084	1,417
J.P. Morgan Chase & Co.	12/14/20	GBP	458,403	EUR	453,454	4,949
J.P. Morgan Chase & Co.	12/15/20	GBP	33,335	USD	32,290	1,045
						$26,092

Citigroup Global Markets	12/21/20	JPY	307,878	AUD	308,372	(494)
Citigroup Global Markets	12/15/20	USD	185,667	EUR	186,282	(615)
Citigroup Global Markets	12/23/20	USD	83,522	EUR	83,563	(41)
Citigroup Global Markets	12/03/20	USD	80,066	MXN	80,643	(577)
J.P. Morgan Chase & Co.	12/15/20	USD	160,784	GBP	163,609	(2,825)
J.P. Morgan Chase & Co.	12/03/20	USD	77,043	MXN	77,674	(631)
						$(5,183)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
EURO BUND Futures	Short	(4)	EUR	12/08/20	$(701,000)	$137,221
						$137,221

US 10 Yr Note Futures	Short	(101)	USD	3/22/21	(13,955,359)	$(19,891)
US Ultra T-Bond Futures	Long	2	USD	3/22/21	432,063	(1,836)
						$(21,727)

***	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2020 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2020(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Markit CDX IG S35 5Y ICE(4)	Intercontinental Exchange	1.000%	USD	12/20/2025	0.501%	1,200,000	$(29,821)	$28,780	$(1,041)
Markit CDS EM S34 5Y ICE(5)	Intercontinental Exchange	1.000%	USD	12/20/2025	1.647%	3,975,000	123,567	(258,375)	(134,808)
							$93,746	$(229,595)	$(135,849)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(5)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and North Africa, and Asia.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	61

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.61%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,664,443	$16,561,210	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,878,287	16,773,099	(1)
				33,334,309

TOTAL OPEN-END FUNDS				33,334,309
(Cost $29,122,836)

SHORT TERM INVESTMENTS - 0.15%
Money Market Fund - 0.15%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	49,771	49,781

TOTAL SHORT TERM INVESTMENTS				49,781
(Cost $49,781)

Total Investments - 99.76%				33,384,090
(Cost $29,172,617)
Other Assets In Excess of Liabilities - 0.24%				80,269

Net Assets - 100.00%				$33,464,359

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2020	Fund Delivering	U.S. $ Value at November 30, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	12/07/20	PLN	167,053	USD	165,881	1,172
Citigroup Global Markets	12/21/20	RUB	165,982	USD	165,775	207
J.P. Morgan Chase & Co.	12/02/20	BRL	167,059	USD	165,587	1,472
J.P. Morgan Chase & Co.	02/02/21	BRL	166,863	USD	166,309	554
J.P. Morgan Chase & Co.	12/21/20	COP	166,626	USD	165,632	994
J.P. Morgan Chase & Co.	01/29/21	EUR	80,062	USD	79,997	65
						$4,464
J.P. Morgan Chase & Co.	12/02/20	USD	166,543	BRL	167,059	(516)
						$(516)

See Notes to Financial Statements.

62	www.shiplp.com

Intentionally Left Blank

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2020 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
ASSETS:
Investments, at value(1)	$1,200,551,338	$79,345,893
Investments in affiliates, at value(2)	–	–
Cash	5,098,795	455,039
Foreign currency, at value (3)	–	–
Unrealized appreciation on forward foreign currency contracts	262,699	–
Deposits with brokers for credit default swap contracts	–	–
Deposits with brokers for forward foreign currency contracts	660,000	–
Cash pledged as collateral for forward commitments	–	–
Deposits with brokers for futures contracts	–	–
Receivable for investments sold	5,069,227	–
Receivable for variation margin on future contracts	–	–
Receivable for fund shares sold	6,123,840	–
Receivable from adviser	–	–
Interest receivable	15,529,277	1,063,516
Prepaid and other assets	94,471	13,679
Total Assets	1,233,389,647	80,878,127
LIABILITIES:
Bank Overdraft	–	–
Payable to broker for credit default swap contracts	–	–
Payable for investments purchased	11,048,638	1,418,208
Payable for fund shares redeemed	1,307	–
Unrealized depreciation on forward foreign currency contracts	565,145	–
Variation margin payable on credit default swap contracts	–	–
Variation margin payable on futures contracts	–	–
Payable to adviser	592,751	15,727
Payable to administrator	94,096	31,804
Other payables	86,754	55,017
Total Liabilities	12,388,691	1,520,756
Net Assets	$1,221,000,956	$79,357,371
NET ASSETS CONSIST OF:
Paid-in capital	$1,411,728,062	$102,814,627
Total distributable earnings	(190,727,106)	(23,457,256)
Net Assets	$1,221,000,956	$79,357,371
PRICING OF SHARES:
Institutional Class
Net Assets	$1,221,000,956	$79,357,371
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	122,697,439	9,872,079
Net assets value, offering and redemption price per share	$9.95	$8.04
(1)Cost of Investments	$1,175,624,414	$77,071,247
(2)Cost of Investments in affiliates	$–	$–
(3)Cost of Investments in foreign cash	$–	$–

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2020 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
$160,804,779	$5,850,115	$10,949,974	$206,375	$49,781
–	–	–	30,248,782	33,334,309
–	8,898	126,803	26,013	–
493,815	–	–	78,710	–
626,287	–	–	26,092	4,464
–	–	–	196,632	–
–	–	–	–	–
–	–	2,450,000	–	–
–	–	–	145,315	–
12,922,326	386	2,721	–	–
–	–	–	2,833	–
500	–	–	–	1,000
11,742	66,878	67,611	89,958	85,032
2,960,051	82,512	46,218	16	7
24,400	14,321	8,712	10,168	14,514
177,843,900	6,023,110	13,652,039	31,030,894	33,489,107

121,667	–	–	–	–
–	–	–	10,600	–
2,410,453	37,283	2,443,550	–	–
–	–	–	–	–
407,766	–	–	5,183	516
–	–	–	1,623	–
–	–	–	26,522	–
106,725	–	–	–	–
28,495	12,111	20,406	4,014	2,870
95,773	44,415	35,514	59,295	21,362
3,170,879	93,809	2,499,470	107,237	24,748
$174,673,021	$5,929,301	$11,152,569	$30,923,657	$33,464,359

$402,523,327	$10,157,574	$10,218,833	$32,800,975	$37,271,108
(227,850,306)	(4,228,273)	933,736	(1,877,318)	(3,806,749)
$174,673,021	$5,929,301	$11,152,569	$30,923,657	$33,464,359

$174,673,021	$5,929,301	$11,152,569	$30,923,657	$33,464,359

19,553,576	654,696	1,002,171	3,201,331	3,502,504
$8.93	$9.06	$11.13	$9.66	$9.55
$161,568,137	$5,700,347	$10,396,173	$206,375	$49,781
$–	$–	$–	$29,588,098	$29,122,836
$494,095	$–	$–	$78,055	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	65

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2020 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
INVESTMENT INCOME:
Interest(1)	$39,745,065	$1,795,253
Dividends	23,746	916
Dividends from affiliated investment companies	–	–
Other income	–	–
Total Investment Income	39,768,811	1,796,169
EXPENSES:
Operational:
Investment advisory fee	3,522,229	158,572
Administration fees	352,947	22,844
Interest on line of credit	–	–
Custodian fees	51,525	11,030
Printing fees	3,379	3,110
Professional fees	49,611	49,736
Trustee fees	135,464	8,069
Transfer agent fees	10,407	10,114
Registration fees	13,050	11,448
Insurance fees	36,672	2,782
Line of credit commitment fee	98,305	5,912
Other	49,502	27,563
Total expenses before waiver/reimbursement	4,323,091	311,180
Less fees waived by investment adviser	–	(98,861)
Less expenses reimbursed by investment adviser	–	–
Total Net Expenses	4,323,091	212,319
Net Investment Income	35,445,720	1,583,850
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	11,247,992	418,201
Investments - affiliated investment companies	–	–
Credit default swap contracts	–	–
Futures contracts	–	–
Forward foreign currency contracts	(9,542,741)	–
Foreign currency transactions	(784,601)	–
Net realized gain/(loss)	920,650	418,201
Change in unrealized appreciation/(depreciation) on:
Investments	110,066,109	3,922,618
Affiliated investment companies	–	–
Credit default swap contracts	–	–
Futures contracts	–	–
Forward foreign currency contracts	2,694,765	–
Translation of assets and liabilities denominated in foreign currencies	2,891	–
Net change in unrealized appreciation	112,763,765	3,922,618
Net Realized and Unrealized Gain	113,684,415	4,340,819
Net Increase in Net Assets Resulting from Operations	$149,130,135	$5,924,669

(1)Including Foreign Tax Withholding	$46,470	$415

See Notes to Financial Statements.

66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2020 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
$6,247,238	$187,189	$115,662	$175	$129
2,773	–	–	–	–
–	–	–	528,426	339,306
(123)	–	–	–	–
6,249,888	187,189	115,662	528,601	339,435

827,389	24,740	19,313	83,731	113,311
69,440	5,736	7,302	13,053	12,124
461	–	–	–	–
88,143	5,213	6,589	12,674	5,651
3,245	3,093	3,093	3,096	3,356
49,503	40,802	33,702	32,403	30,275
37,442	894	1,372	3,770	3,858
10,276	10,064	10,037	10,067	10,098
12,082	10,697	10,651	10,825	10,717
12,023	928	350	1,005	875
–	769	817	–	–
17,088	10,635	17,640	6,979	4,978
1,127,092	113,571	110,866	177,603	195,243
(32,864)	(24,740)	(19,313)	(83,371)	(113,311)
–	(58,947)	(63,007)	(84,949)	(79,828)
1,094,228	29,884	28,546	9,283	2,104
5,155,660	157,305	87,116	519,318	337,331

(14,947,543)	(19,056)	163,114	145	(40)
–	–	–	(226,574)	44,811
–	–	–	(160,960)	–
–	–	–	33,893	–
636,518	–	–	10,834	12,132
(595,937)	–	–	14,301	–
(14,906,962)	(19,056)	163,114	(328,361)	56,903

24,900,275	641,776	193,210	(307)	–
–	–	–	2,148,788	2,977,672
–	–	–	(62,751)	–
–	–	–	6,093	–
384,140	–	–	21,058	(10,799)
536,002	–	–	(2,169)	–
25,820,417	641,776	193,210	2,110,712	2,966,873
10,913,455	622,720	356,324	1,782,351	3,023,776
$16,069,115	$780,025	$443,440	$2,301,669	$3,361,107

$112,653	$194	$56	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund

	For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020
OPERATIONS:
Net investment income	$35,445,720	$55,648,140
Net realized gain/(loss)	920,650	(5,848,902)
Net change in unrealized appreciation/(depreciation)	112,763,765	(74,518,245)
Net increase/(decrease) in net assets resulting from operations	149,130,135	(24,719,007)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings	(25,302,696)	(63,423,170)
Net decrease in net assets from distributions to shareholders	(25,302,696)	(63,423,170)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	138,255,567	197,125,478
Issued to shareholders in reinvestment of distributions	24,502,030	63,131,106
Cost of shares redeemed	(160,297,510)	(290,174,504)
Net increase/(decrease) in net assets from capital share transactions	2,460,087	(29,917,920)
Net Increase/(Decrease) in Net Assets	126,287,526	(118,060,097)
NET ASSETS:
Beginning of period	1,094,713,430	1,212,773,527
End of period	$1,221,000,956	$1,094,713,430
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	122,756,383	124,651,898
Shares sold	14,213,314	21,493,749
Shares reinvested	2,487,218	6,635,073
Shares redeemed	(16,759,476)	(30,024,337)
Shares outstanding - end of period	122,697,439	122,756,383

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020	For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020	For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020
$1,583,850	$4,205,671	$5,155,660	$25,979,157	$157,305	$789,295
418,201	(1,938,060)	(14,906,962)	(43,749,878)	(19,056)	567,353
3,922,618	(845,180)	25,820,417	38,843,514	641,776	(578,041)
5,924,669	1,422,431	16,069,115	21,072,793	780,025	778,607

(1,715,813)	(4,235,833)	–	(470,992)	(178,165)	(776,478)
(1,715,813)	(4,235,833)	–	(470,992)	(178,165)	(776,478)

30,005,198	1,968,043	25,943,734	13,257,529	–	16,105,347
1,715,813	4,069,342	–	446,306	178,165	776,478
(22,026,437)	(26,331,883)	(196,936,237)	(424,267,142)	(516,271)	(24,296,159)
9,694,574	(20,294,498)	(170,992,503)	(410,563,307)	(338,106)	(7,414,334)
13,903,430	(23,107,900)	(154,923,388)	(389,961,506)	263,754	(7,412,205)

65,453,941	88,561,841	329,596,409	719,557,915	5,665,547	13,077,752
$79,357,371	$65,453,941	$174,673,021	$329,596,409	$5,929,301	$5,665,547

8,694,226	11,245,195	39,528,471	86,730,808	693,847	1,481,930
3,787,982	252,179	3,049,873	1,561,353	–	1,810,572
217,524	522,941	–	49,922	20,185	87,081
(2,827,653)	(3,326,089)	(23,024,768)	(48,813,612)	(59,336)	(2,685,736)
9,872,079	8,694,226	19,553,576	39,528,471	654,696	693,847

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized gain/(loss)
Net realized gain/(loss) on investments - affiliated investment companies
Net change in unrealized appreciation/(depreciation)
Net increase/(decrease) in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings
Net decrease in net assets from distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares
Issued to shareholders in reinvestment of distributions
Cost of shares redeemed
Net increase/(decrease) in net assets from capital share transactions
Net Increase/(Decrease) in Net Assets
NET ASSETS:
Beginning of period
End of period
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares
Shares sold
Shares reinvested
Shares redeemed
Shares outstanding - end of period

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Investment Grade Fund		Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund

For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020	For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020	For the Six Months Ended November 30, 2020 (Unaudited)	For the Year Ended May 31, 2020
$87,116	$214,365	$519,318	$1,292,190	$337,331	$868,130
163,114	315,577	(101,787)	(1,133,891)	12,092	328
–	–	(226,574)	(273,077)	44,811	(201,950)
193,210	206,340	2,110,712	(501,789)	2,966,873	(783,115)
443,440	736,282	2,301,669	(616,567)	3,361,107	(116,607)

(99,541)	(291,808)	(599,303)	(983,732)	–	(764,332)
(99,541)	(291,808)	(599,303)	(983,732)	–	(764,332)

–	–	–	–	997,048	6,158,689
99,541	291,808	599,301	954,219	–	764,332
(379,100)	(396,908)	(2,000,000)	(1,221,256)	(2,160,671)	(2,987,875)
(279,559)	(105,100)	(1,400,699)	(267,037)	(1,163,623)	3,935,146
64,340	339,374	301,667	(1,867,336)	2,197,484	3,054,207

11,088,229	10,748,855	30,621,990	32,489,326	31,266,875	28,212,668
$11,152,569	$11,088,229	$30,923,657	$30,621,990	$33,464,359	$31,266,875

1,027,788	1,038,275	3,352,727	3,392,576	3,631,257	3,151,919
–	–	–	–	109,399	735,646
9,004	27,495	62,737	100,687	–	82,275
(34,621)	(37,982)	(214,133)	(140,536)	(238,152)	(338,583)
1,002,171	1,027,788	3,201,331	3,352,727	3,502,504	3,631,257

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	71

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Net asset value - beginning of period	$8.92		$9.73		$9.99		$10.60		$10.07	$10.47
Income/(loss) from investment operations:
Net investment income(1)	0.29		0.47		0.56		0.58		0.56	0.77
Net realized and unrealized gain/(loss) on investments	0.95		(0.74)		(0.21)		(0.56)		0.59	(0.43)
Total income/(loss) from investment operations	1.24		(0.27)		0.35		0.02		1.15	0.34

Less distributions to shareholders:
From net investment income	(0.21)		(0.54)		(0.61)		(0.63)		(0.62)	(0.74)
Total distributions	(0.21)		(0.54)		(0.61)		(0.63)		(0.62)	(0.74)
Net Increase/(Decrease) in Net Asset Value	1.03		(0.81)		(0.26)		(0.61)		0.53	(0.40)
Net asset value - end of period	$9.95		$8.92		$9.73		$9.99		$10.60	$10.07

Total Return	13.94%		(3.02)%		3.82%		0.08%		11.70%	3.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,221		$1,095		$1,213		$1,207		$1,442	$1,573
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.74	%(2)	0.72%		0.71%		0.71%		0.69%	0.68%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.74	%(2)(4)	0.72	%(3)	0.71	%(3)	0.71	%(3)	0.69%	0.68%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	6.04	%(2)	4.89%		5.81%		5.53%		5.37%	7.73%
Portfolio turnover rate	60%		118%		104%		108%		114%	90%

(1)	Calculated using average shares throughout the period.
(2)	Annualized.
(3)	Includes borrowing costs of 0.01% to average net assets.
(4)	Includes borrowing costs of 0.02% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Net asset value - beginning of period	$7.53		$7.88		$7.91		$8.31		$7.91	$8.68
Income/(loss) from investment operations:
Net investment income(1)	0.20		0.42		0.43		0.43		0.46	0.49
Net realized and unrealized gain/(loss) on investments	0.51		(0.34)		(0.02)		(0.36)		0.39	(0.77)
Total income/(loss) from investment operations	0.71		0.08		0.41		0.07		0.85	(0.28)

Less distributions to shareholders:
From net investment income	(0.20)		(0.43)		(0.44)		(0.47)		(0.45)	(0.49)
Total distributions	(0.20)		(0.43)		(0.44)		(0.47)		(0.45)	(0.49)
Net Increase/(Decrease) in Net Asset Value	0.51		(0.35)		(0.03)		(0.40)		0.40	(0.77)
Net asset value - end of period	$8.04		$7.53		$7.88		$7.91		$8.31	$7.91

Total Return(2)	9.50%		0.96%		5.36%		0.87%		10.97%	(3.03)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$79		$65		$89		$103		$160	$251
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.98	%(3)	0.88%		0.84%		0.77%		0.67%	0.64%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.67	%(3)(5)	0.66	%(4)	0.66	%(4)	0.66	%(4)	0.65%	0.64%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.99	%(3)	5.36%		5.51%		5.25%		5.63%	6.06%
Portfolio turnover rate	63%		57%		54%		58%		70%	48%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.
(5)	Includes borrowing costs of 0.02% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	73

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Net asset value - beginning of period	$8.34		$8.30		$8.64		$8.76		$7.78	$8.38
Income/(loss) from investment operations:
Net investment income(1)	0.20		0.47		0.51		0.56		0.56	0.50
Net realized and unrealized gain/(loss) on investments	0.39		(0.42)		(0.74)		(0.59)		0.42	(1.10)
Total income/(loss) from investment operations	0.59		0.05		(0.23)		(0.03)		0.98	(0.60)

Less distributions to shareholders:
From net investment income	–		(0.01)		(0.11)		(0.09)		–	–
Total distributions	–		(0.01)		(0.11)		(0.09)		–	–
Net Increase/(Decrease) in Net Asset Value	0.59		0.04		(0.34)		(0.12)		0.98	(0.60)
Net asset value - end of period	$8.93		$8.34		$8.30		$8.64		$8.76	$7.78

Total Return	7.07	%(2)	0.59%		(2.60)%		(0.33)%		12.60%	(7.16)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$175		$330		$720		$1,048		$991	$927
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.03	%(3)	0.96%		0.90%		0.90%		0.89%	0.88%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.00	%(3)	0.96	%(4)	0.90	%(4)	0.90	%(4)	0.89%	0.88%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.69	%(3)	5.53%		6.28%		6.13%		6.76%	6.49%
Portfolio turnover rate	54%		103%		101%		119%		125%	166%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

74	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Net asset value - beginning of period	$8.17		$8.82		$8.80		$9.14		$8.82	$9.11
Income/(loss) from investment operations:
Net investment income(1)	0.24		0.42		0.45		0.44		0.41	0.43
Net realized and unrealized gain/(loss) on investments	0.92		(0.64)		0.03		(0.36)		0.32	(0.27)
Total income/(loss) from investment operations	1.16		(0.22)		0.48		0.08		0.73	0.16

Less distributions to shareholders:
From net investment income	(0.27)		(0.43)		(0.46)		(0.42)		(0.41)	(0.45)
Total distributions	(0.27)		(0.43)		(0.46)		(0.42)		(0.41)	(0.45)
Net Increase/(Decrease) in Net Asset Value	0.89		(0.65)		0.02		(0.34)		0.32	(0.29)
Net asset value - end of period	$9.06		$8.17		$8.82		$8.80		$9.14	$8.82

Total Return(2)	14.31%		(2.71)%		5.71%		0.80%		8.43%	1.92%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6		$6		$13		$12		$13	$17
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	3.90	%(3)	1.95%		2.15%		2.19%		1.91%	1.37%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.02	%(3)(5)	1.01	%(4)	1.01	%(4)	1.01	%(4)	1.00%	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.40	%(3)	4.68%		5.21%		4.76%		4.49%	4.93%
Portfolio turnover rate	25%		168%		63%		115%		72%	127%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.
(5)	Includes borrowing costs of 0.02% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	75

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Net asset value - beginning of period	$10.79		$10.35		$10.01		$10.38		$10.40	$10.36
Income/(loss) from investment operations:
Net investment income(1)	0.09		0.21		0.21		0.20		0.18	0.16
Net realized and unrealized gain/(loss) on investments	0.35		0.51		0.34		(0.28)		0.03	0.12
Total income/(loss) from investment operations	0.44		0.72		0.55		(0.08)		0.21	0.28

Less distributions to shareholders:
From net investment income	(0.10)		(0.21)		(0.21)		(0.20)		(0.19)	(0.15)
From net realized gains	–		(0.07)		–		(0.09)		(0.04)	(0.09)
Total distributions	(0.10)		(0.28)		(0.21)		(0.29)		(0.23)	(0.24)
Net Increase/(Decrease) in Net Asset Value	0.34		0.44		0.34		(0.37)		(0.02)	0.04
Net asset value - end of period	$11.13		$10.79		$10.35		$10.01		$10.38	$10.40

Total Return(2)	4.09%		7.03%		5.59%		(0.81)%		2.07%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$11		$11		$11		$15	$16
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	2.00	%(3)	1.97%		2.02%		1.79%		1.32%	1.40%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(3)(4)	0.51	%(4)	0.51	%(4)	0.51	%(4)	0.50%	0.50%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.57	%(3)	1.94%		2.10%		1.91%		1.72%	1.57%
Portfolio turnover rate	22%		54%		49%		42%		49%	52%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

76	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016
Net asset value - beginning of period	$9.13		$9.58		$9.64		$9.90		$9.57		$10.05
Income/(loss) from investment operations:
Net investment income(1)	0.16		0.38		0.37		0.40		0.38		0.43
Net realized and unrealized gain/(loss) on investments	0.56		(0.54)		(0.04)		(0.34)		0.31		(0.43)
Total income/(loss) from investment operations	0.72		(0.16)		0.33		0.06		0.69		–

Less distributions to shareholders:
From net investment income	(0.19)		(0.29)		(0.39)		(0.32)		(0.36)		(0.35)
From net realized gains	–		–		–		–		–		(0.13)
Total distributions	(0.19)		(0.29)		(0.39)		(0.32)		(0.36)		(0.48)
Net Increase/(Decrease) in Net Asset Value	0.53		(0.45)		(0.06)		(0.26)		0.33		(0.48)
Net asset value - end of period	$9.66		$9.13		$9.58		$9.64		$9.90		$9.57

Total Return(2)	7.92%		(1.75)%		3.58%		0.60%		7.34%		0.19%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31		$31		$32		$33		$37		$36
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.17	%(3)(4)	1.12	%(4)	1.09	%(4)	1.01	%(4)	0.94	%(4)	0.96	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.06	%(3)(4)	0.08	%(4)	0.06	%(4)	0.07	%(4)	0.11	%(4)	0.12	%(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.41	%(3)(4)	3.99	%(4)	3.94	%(4)	4.03	%(4)	3.89	%(4)	4.46	%(4)
Portfolio turnover rate	2%		7%		8%		29%		20%		26%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	77

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2020 (Unaudited)		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016
Net asset value - beginning of period	$8.61		$8.95		$9.25		$9.55		$8.90		$9.36
Income/(loss) from investment operations:
Net investment income(1)	0.10		0.27		0.33		0.31		0.25		0.32
Net realized and unrealized gain/(loss) on investments	0.84		(0.36)		(0.33)		(0.28)		0.74		(0.52)
Total income/(loss) from investment operations	0.94		(0.09)		–		0.03		0.99		(0.20)

Less distributions to shareholders:
From net investment income	–		(0.25)		(0.30)		(0.33)		(0.34)		(0.26)
Total distributions	–		(0.25)		(0.30)		(0.33)		(0.34)		(0.26)
Net Increase/(Decrease) in Net Asset Value	0.94		(0.34)		(0.30)		(0.30)		65.00		(0.46)
Net asset value - end of period	$9.55		$8.61		$8.95		$9.25		$9.55		$8.90

Total Return(2)	10.92%		(1.21)%		0.20%		0.21%		11.51%		(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33		$31		$28		$28		$28		$67
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.21	%(3)(4)	1.22	%(4)	1.21	%(4)	1.19	%(4)	0.98	%(4)	0.87	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.01	%(3)(4)	0.03	%(4)	0.05	%(4)	0.05	%(4)	0.05	%(4)	0.06	%(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.08	%(3)(4)	2.98	%(4)	3.70	%(4)	3.21	%(4)	2.72	%(4)	3.72	%(4)
Portfolio turnover rate	20%		21%		38%		33%		24%		70%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

78	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

 November 30, 2020 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	79

Stone Harbor Investment Funds	Notes to Financial Statements

  November 30, 2020 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern time. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

80	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$819,899,187	$–	$819,899,187
Corporate Bonds
Indonesia	–	41,404,968	49	41,405,017
Other	–	318,004,416	–	318,004,416
Credit Linked Notes
Iraq	–	–	8,813,388	8,813,388
Short Term Investments	12,429,330	–	–	12,429,330
Total	$12,429,330	$1,179,308,571	$8,813,437	$1,200,551,338

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$262,699	$–	$262,699
Liabilities
Forward Foreign Currency Contracts	–	(565,145)	–	(565,145)
Total	$–	$(302,446)	$–	$(302,446)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$7,182,546	$40	$7,182,586
Other	–	67,669,409	–	67,669,409
Bank Loans	–	1,939,049	–	1,939,049
Common/Preferred Stocks	220,561	–	–	220,561
Short Term Investments	2,334,287	–	–	2,334,287
Total	$2,554,848	$76,791,004	$40	$79,345,892

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	81

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund***
Sovereign Debt Obligations	$–	$146,139,710	$–	$146,139,710
Corporate Bonds	–	11,553,262	–	11,553,262
Short Term Investments	3,111,807	–	–	3,111,807
Total	$3,111,807	$157,692,972	$–	$160,804,779

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$626,287	$–	$626,287
Liabilities
Forward Foreign Currency Contracts	–	(407,766)	–	(407,766)
Total	$–	$218,521	$–	$218,521

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$5,761,171	$–	$5,761,171
Short Term Investments	88,944	–	–	88,944
Total	$88,944	$5,761,171	$–	$5,850,115

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$723,770	$–	$723,770
U.S. Government Agency Mortgage Backed Securities	–	2,365,653	–	2,365,653
Corporate Bonds	–	4,804,164	–	4,804,164
U.S. Treasury Bonds/Notes	–	1,909,883	–	1,909,883
Short Term Investments	1,146,504	–	–	1,146,504
Total	$1,146,504	$9,803,470	$–	$10,949,974

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund***
Open-End Funds	$30,248,782	$–	$–	$30,248,782
Short Term Investments	206,375	–	–	206,375
Total	$30,455,157	$–	$–	$30,455,157

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$26,092	$–	$26,092
Future Contracts	137,221	–	–	137,221
Liabilities
Forward Foreign Currency Contracts	–	(5,183)	–	(5,183)
Credit Default Swap Contracts	–	(135,849)	–	(135,849)
Future Contracts	(21,727)	–	–	(21,727)
Total	$115,494	$(114,940)	$–	$554

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$33,334,309	$–	$–	$33,334,309
Short Term Investments	49,781	–	–	49,781
Total	$33,384,090	$–	$–	$33,384,090

82	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

  November 30, 2020 (Unaudited)

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$4,464	$–	$4,464
Liabilities
Forward Foreign Currency Contracts	–	(516)	–	(516)
Total	$–	$3,948	$–	$3,948

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 31, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2020
Stone Harbor Emerging Markets Debt Fund
Corporate Bonds	$47	$–	$–	$–	$2	$–	$–	$–	$–	$49	$2
Credit Linked Notes	8,784,692	92,508	–	25,484	649,754	–	(739,050)	–	–	8,813,388	649,754
	$8,784,739	$92,508	$–	$25,484	$649,756	$–	$(739,050)	$–	$–	$8,813,437	$649,756

Asset Type	Balance as of May 31, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2020
Stone Harbor High Yield Bond Fund
Corporate Bonds	$40	$–	$–	$–	$–	$–	$–	$–	$–	$40	$–
	$40	$–	$–	$–	$–	$–	$–	$–	$–	$40	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	83

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended November 30, 2020, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $2,400,000 at an average interest rate of 1.38%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Markets Debt Allocation Fund and the Stone Harbor Strategic Income Fund. The Credit Agreement will expire on April 30, 2021. As of period end November 30, 2020, there were no outstanding borrowings under the credit agreement.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

84	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	85

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

86	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	87

Stone Harbor Investment Funds	Notes to Financial Statements

 November 30, 2020 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds' ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2020 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2020 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2020. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

88	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statements of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November, 2020 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended November, 2020. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	89

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of purchased options, forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Assets and Liabilities as of November 30, 2020:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$262,699	Unrealized depreciation on forward foreign currency contracts	$565,145
Total		$262,699		$565,145
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	626,287	Unrealized depreciation on forward foreign currency contracts	407,766
Total		$626,287		$407,766
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	–	Unrealized depreciation on credit default swap contracts	135,849
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	137,221	Unrealized depreciation on futures contracts	21,727
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	26,092	Unrealized depreciation on forward foreign currency contracts	5,183
Total		$163,313		$162,759
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	4,464	Unrealized depreciation on forward foreign currency contracts	516
Total		$4,464		$516

*	The value presented includes unrealized appreciation/(depreciation) on over the counter swap contracts and the cumulative gain/(loss) on centrally cleared swap contracts. For centrally cleared swap contracts, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2020.
**	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) and/or unrealized appreciation/(depreciation) as of November 30, 2020.

The purchased options, forward foreign currency contracts, credit default swap contracts, interest rate swap contracts, and futures contracts average volume during the period ended November 30, 2020 is noted below:

Fund	Purchased Options*	Forward Foreign Currency Contracts Bought**	Forward Foreign Currency Contracts Sold**	Credit Default Swap Contracts***	Futures Contracts*
Stone Harbor Emerging Markets Debt Fund	$6,632	$(97,194,479)	$12,823,562	$–	$–
Stone Harbor Local Markets Fund	–	(34,605,471)	44,869,447	–	–
Stone Harbor Strategic Income Fund	–	(1,949,166)	1,960,377	5,185,375	(14,801,834)
Stone Harbor Emerging Markets Debt Allocation Fund	–	(151,178)	365,771	–	–

*	Represents the average market value
**	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold.
***	Represents the average notional value.

90	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The effect of purchased options, forward foreign currency contracts, credit default swaps, Interest rate swaps, and futures contracts on the Statements of Operations for the period ended November 30, 2020:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Currency Risk (Purchased Options)	Net realized gain/(loss) on investments	$(898,304)	Change in unrealized appreciation/depreciation on investments	$828,227
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(9,542,741)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	2,694,765
Total		$(10,441,045)		$3,522,992
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	636,518	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	384,140
Total		$636,518		$384,140
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(160,960)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(62,751)
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	33,893	Change in unrealized appreciation/(depreciation) on futures contracts	6,093
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	10,834	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	21,058
Total		$(116,233)		$(35,600)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	12,132	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(10,799)
Total		$12,132		$(10,799)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	91

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2020.

Offsetting of Derivatives Assets
November 30, 2020
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$262,699	$–	$262,699	$(262,699)	$–	$–
Total	$262,699	$–	$262,699	$(262,699)	$–	$–
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$626,287	$–	$626,287	$(407,766)	$–	$218,521
Total	$626,287	$–	$626,287	$(407,766)	$–	$218,521
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$26,092	$–	$26,092	$(5,183)	$–	$20,909
Total	$26,092	$–	$26,092	$(5,183)	$–	$20,909
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$4,464	$–	$4,464	$(516)	$–	$3,948
Total	$4,464	$–	$4,464	$(516)	$–	$3,948

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$565,145	$–	$565,145	$(262,699)	$–	$302,446
Total	$565,145	$–	$565,145	$(262,699)	$–	$302,446
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$407,766	$–	$407,766	$(407,776)	$–	$–
Total	$407,766	$–	$407,766	$(407,776)	$–	$–
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$5,183	$–	$5,183	$(5,183)	$–	$–
Total	$5,183	$–	$5,183	$(5,183)	$–	$–
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$516	$–	$516	$(516)	$–	$–
Total	$516	$–	$516	$(516)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of November 30, 2020.

92	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2020
Ordinary Income	$63,423,170
Total	$63,423,170

Stone Harbor High Yield Bond Fund	2020
Ordinary Income	$4,235,833
Total	$4,235,833

Stone Harbor Local Markets Fund	2020
Ordinary Income	$470,992
Total	$470,992

Stone Harbor Emerging Markets Corporate Debt Fund	2020
Ordinary Income	$776,478
Total	$776,478

Stone Harbor Investment Grade Fund	2020
Ordinary Income	$291,808
Total	$291,808

Stone Harbor Strategic Income Fund	2020
Ordinary Income	$983,732
Total	$983,732

Stone Harbor Emerging Markets Debt Allocation Fund	2020
Ordinary Income	$764,332
Total	$764,332

Unrealized Appreciation and Depreciation on Investments: At November 30, 2020, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$91,919,813
Gross depreciation on investments (excess of tax cost over value)	(69,511,346)
Net unrealized appreciation	$22,408,467
Cost of investments for income tax purposes	$1,177,840,425

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$3,294,686
Gross depreciation on investments (excess of tax cost over value)	(1,283,540)
Net unrealized appreciation	$2,011,146
Cost of investments for income tax purposes	$77,334,747

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	93

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$8,379,446
Gross depreciation on investments (excess of tax cost over value)	(11,336,930)
Net unrealized depreciation	$(2,957,484)
Cost of investments for income tax purposes	$163,980,784

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$410,152
Gross depreciation on investments (excess of tax cost over value)	(275,820)
Net unrealized appreciation	$134,332
Cost of investments for income tax purposes	$5,715,783

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$573,070
Gross depreciation on investments (excess of tax cost over value)	(19,269)
Net unrealized appreciation	$553,801
Cost of investments for income tax purposes	$10,396,173

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$879,693
Gross depreciation on investments (excess of tax cost over value)	(803,714)
Net unrealized appreciation	$75,979
Cost of investments for income tax purposes	$30,215,199

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$3,798,175
Gross depreciation on investments (excess of tax cost over value)	(21)
Net unrealized appreciation	$3,798,154
Cost of investments for income tax purposes	$29,585,936

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, and Stone Harbor Investment Grade Fund Institutional Class, will not exceed 0.75%, 0.65%, 1.00%, 1.00%, and 0.50%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2021 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the agreement described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At November 30, 2020, deferred fees and expenses eligible to be recovered will expire at the end of May as follows:

94	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

	2021	2022	2023	Total
Stone Harbor High Yield Bond Fund	$139,187	$168,393	$172,784	$480,364
Stone Harbor Emerging Markets Corporate Debt Fund	141,504	150,050	158,627	450,181
Stone Harbor Investment Grade Fund	156,452	157,767	161,384	475,603
Stone Harbor Strategic Income Fund	345,886	331,575	336,892	1,014,353
Stone Harbor Emerging Markets Debt Allocation Fund	336,034	339,291	348,402	1,023,727

6. INVESTMENTS

For the period ended November 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$670,126,544	$681,295,852
Stone Harbor High Yield Bond Fund	48,536,049	40,153,706
Stone Harbor Local Markets Fund	109,614,639	262,429,036
Stone Harbor Emerging Markets Corporate Debt Fund	1,420,796	1,757,786
Stone Harbor Investment Grade Fund	1,721,777	2,657,643
Stone Harbor Strategic Income Fund	528,426	2,000,000
Stone Harbor Emerging Markets Debt Allocation Fund	6,467,822	7,290,506

For the period ended November 30, 2020 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$–	$400,000

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2020 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of November 30, 2020	Share Balance as of November 30, 2020	Dividends
Stone Harbor Emerging Markets
Corporate Debt Fund	$1,563,414	$46,514	$(174,407)	$171,123	$(9,995)	$1,596,649	176,231	$46,514
Stone Harbor Emerging Markets Debt Fund	6,934,246	147,994	(721,858)	838,084	(74,095)	7,124,371	716,017	147,994
Stone Harbor High Yield Bond Fund	9,443,594	234,492	(673,252)	765,145	(163,577)	9,606,402	1,194,826	234,492
Stone Harbor Investment Grade Fund	11,077,448	99,427	(379,101)	321,919	21,581	11,141,274	1,001,013	99,426
Stone Harbor Local Markets Fund	779,440	–	(51,383)	52,517	(488)	780,086	87,356	–
	$29,798,142			$2,148,788	$(226,574)	$30,248,782		$528,426

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	95

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of November 30, 2020	Share Balance as of November 30, 2020	Dividends
Stone Harbor Emerging Markets Debt Fund	$18,093,041	$1,825,702	$(5,292,725)	$1,935,316	$(124)	$16,561,210	1,664,443	$339,306
Stone Harbor Local Markets Fund	13,041,468	4,642,121	(1,997,781)	1,042,356	44,935	16,773,099	1,878,287	–
	$31,134,509			$2,977,672	$44,811	$33,334,309		$339,306

The Emerging Markets Debt Fund and the Local Markets Fund engaged in cross trades with an affiliate during the period ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the funds involved. For the period ended November 30, 2020, the Emerging Markets Debt Fund purchased securities from another fund for which the Adviser is the investment Adviser in the amount of $192,405 and the Local Markets Fund sold securities to another fund for which the Adviser is the investment Adviser in the amount of $1,608,976, resulting in a gain of $70,878.

8. SHARES OF BENEFICIAL INTEREST

At November 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of November 30, 2020, IMF Retired Staff Benefits owned beneficially 75% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 47% of the Stone Harbor Local Markets Fund’s outstanding shares, two individual shareholders owned beneficially 51% and 27% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 73% and affiliated persons owned an aggregate of 18% of the Stone Harbor Strategic Income Fund’s outstanding shares, and two individual shareholders held 27% and 73% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

96	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2020 (Unaudited)

12. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“U 2020-08” “Receivables - Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

14. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	97

Stone Harbor Investment Funds	Additional Information

November 30, 2020 (Unaudited)

FUND PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofAML US High Yield Constrained Index	The ICE BofAML US High Yield Constrained Index contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI EM Global Diversified Index	The JPMorgan GBI EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security and other operational and technology failures or breaches of a Fund's service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Funds' NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Funds invest.

98	www.shiplp.com

Stone Harbor Investment Funds	Additional Information

November 30, 2020 (Unaudited)

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-Based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

Purchasing Managers’ Index – a measure of the prevailing direction of economic trends in manufacturing.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2020	99

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF001048 exp. 1/29/2022

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

2

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 5, 2021

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 5, 2021

4